UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2008 – December 31, 2008

Item 1. Reports to Shareholders.

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust	ANNUAL REVIEW AND REPORT TO STOCKHOLDERS

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available From An Open-End Fund Structure

■
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.
	■	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

■
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
	■	Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds had a quarterly distribution policy for its common stock in 2008.

■
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.
We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

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Table of Contents

Annual Review

Performance Table	2

Letter to Our Stockholders	3

Small-Cap Market Cycle Performance	10

Postscript: Where Were You When...?	Inside Back Cover

Annual Report to Stockholders	11

For more than 30 years, we have used a value approach to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

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Performance Table

NAV Average Annual Total Returns	Through December 31, 2008

	Royce	Royce	Royce
	Value Trust	Micro-Cap Trust	Focus Trust	Russell 2000
Fourth Quarter 2008*	-32.89%	-33.68%	-30.46%	-26.12%

July-December 2008*	-38.43	-38.23	-43.99	-26.94

One-Year	-45.62	-45.45	-42.71	-33.79

Three-Year	-11.95	-12.40	-9.36	-8.29

Five-Year	-2.12	-3.16	1.83	-0.93

10-Year	4.82	5.83	7.90	3.02

15-Year	7.52	8.14	n.a.	5.89

20-Year	9.24	n.a.	n.a.	7.86

Since Inception	8.95	8.13	7.86	—

Inception Date	11/26/86	12/14/93	11/1/96**	—

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

The thoughts expressed in this Review and Report to Stockholders concerning recent market movements and future prospects for small-company stocks are solely the opinion of Royce at December 31, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report to Stockholders will be included in any Royce-managed portfolio in the future.

*	Not annualized.
**	Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

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Letter to Our Stockholders

A Series Of Unfortunate Events

Each crisis...has its unique individual features—the nature of the shock, the object of speculation, the form of credit expansion, the ingenuity of the swindlers, and the nature of the incident that touches off revulsion. But if one may borrow a French phrase, the more something changes, the more it remains the same. Details proliferate; structure abides.
–Charles P. Kindelberger, Manias, Panics and Crashes: A History of Financial Crises

In our 2008 Semiannual Review and Report we observed, “The first six months of 2008 gave even the most serene investor cause for anxiety, if not panic.” We wrote those words in July, two months before the word “bailout” had entered our collective lexicon. It was a time when Lehman Brothers was a major investment bank, AIG was a highly respected insurance business and only a few people were concerned about the prospects for the U.S. auto industry. Bear Stearns was at that point the only significant corporate casualty. Ah, the good old days. However, there was a whiff of dread in the air, with most of the fear coalescing around the impact of a rapidly contracting credit market and a declining real estate market, both exacerbated by the ominous effects of record defaults in subprime

So while we took ample advantage of what we thought were excellent opportunities in 2008—particularly in the fourth quarter—we remain profoundly disappointed in our showing during this most disconcertingly memorable year.

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Ultimately, asset management is a
numbers game, and the numbers that
matter most are performance numbers.
Success or failure is measured in
returns, which are analogous to the
final score in a sporting event. So
while investing and sports are
dominated by performance, the study
of how successful performance is
achieved, and how it may best be
maintained have also become
increasingly critical topics,
particularly among management
teams in either field concerned with
creating long-term winners.

With the stock market enduring—at
the most generous estimate—the
equivalent of a disastrous, injury-
riddled season, we thought that it was
worth looking at some of the related
numbers that help to tell the story
of what has been happening over
the last 18 months in our smaller-
company universe, especially now
that the playing field has grown
significantly larger.

As the market approached its 2008
lows, for example, a story first
reported by Reuters on November 19th
revealed some interesting numbers
within the S&P 500 index. One
hundred and one companies in the
large-cap index at that time were

Continued on page 6...
Letter to Our Stockholders

mortgages and troubles with the wildly complicated securities that housed them. There were also concerns about the sluggish economy and the stumbling stock market.
     All of this, of course, began to worsen quickly and radically in mid-September with a succession of collapses, near-collapses and restructurings that began with the sale of Merrill Lynch to Bank of America, the bankruptcy of Lehman Brothers and the narrow escape of AIG from a similar fate, courtesy of a government-sponsored financial rescue plan. Other financial institutions quickly lobbied for the same privilege, as worries about the global financial system seizing up led to the enactment of the Troubled Assets Relief Program (TARP) in early October, which provided up to $700 billion for firms at risk. The stock market, in a dramatic swoon, initially took its cues from the still-contracted credit market, paying little heed to the federal government’s efforts to stabilize the system and reduce the pain. An interim low for equities was not reached until November 20, more than a month after the passage of the Emergency Economic Stabilization Act of 2008 (of which TARP is a part). And, in spite of a short-term rally from that November low through the end of December, the year lurched toward its end with plenty of volatile days when the major indices closed in the red.
     So much has changed, yet we find ourselves going about our business in much the same manner as always. We are humbled by the fact that we saw so little of it coming. Some kind of correction for smaller companies looked inevitable to us as early as 2006, but crisis did not seem like a sure thing as late as Labor Day of 2008. We have certainly been chastened by our inability to find enough companies capable of withstanding this historically severe bear market. One of our chief sources of collective pride over the years was our portfolios’ generally strong records in down markets. With a few notable exceptions, that was simply not the case in 2008. So while we took ample advantage of what we thought were excellent opportunities—particularly in the fourth quarter—we remain profoundly disappointed in our showing during this most disconcertingly memorable year.

A Journal Of The Plague Year
Of course, we were not alone in posting uninspiring results. The ongoing horserace between small- and large-cap stocks, as measured by the Russell 2000 and S&P 500, respectively, offered no real winner in 2008, only varying levels of painful negative returns. That said, the Russell 2000 received 2008’s dubious distinction award. The small-cap index’s -33.8% calendar-year return—its worst ever—outpaced the S&P 500’s -37.0% result, as well as the more tech-heavy Nasdaq Composite’s -40.5% performance, the global MSCI EAFE’s (Europe, Australasia and Far East) -43.4% mark and the MSCI World Small Core’s -41.9% showing. Little else in any investment category provided positive returns in 2008, with the exception of a few municipal-bond indices. Losses were considerable across several asset groups. Domestic and international equities of every size, commodities and real estate all endured declines in excess of 30% in 2008.

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      The relative advantage for smaller domestic stocks was built in the year’s second and third quarters, especially the latter, a period in which the Russell 2000 fell 1.1% while the S&P 500 declined 8.4%. During the fourth quarter’s decline, the Russell 2000 gave back a portion of its edge, falling 26.1% versus a loss of 21.9% for its large-cap counterpart. It was the worst quarterly showing for either index since the fourth quarter of 1987. Recent market cycle results were also discouraging. From the Russell 2000’s recent peak on 7/13/07 through the trough on 11/20/08, the small-cap index lost 54.1%. The S&P 500 declined 50.7% from its 2007 performance peak on 10/9/07 through 11/20/08. The longer-term picture was equally dispiriting. Three-and five-year returns ended 12/31/08 were negative for both the Russell 2000 and S&P 500. Ten-year returns for the S&P 500 were also negative, and among the worst in the long history of the large-cap index. These longer-term returns offer particularly compelling evidence of just how devastating the current bear market has been.
None of us can see around corners, and no one can say with any assurance what will happen next, which is why the most informed, seemingly insightful forecasts can soon look short-sighted.

      In the context of such poor results, it makes sense that few people commented on, or even noticed, the otherwise dynamic rally that followed the trough on 11/20/08 through the year’s end, a period that saw the Russell 2000 gain 30.0% versus a gain of 20.5% for the S&P 500. Always a bit skeptical about short-term rallies, we were actually more encouraged by the fact that a system was put in place, both here and in other developed nations, to aid financial firms in trouble. While we may not have seen the last of financial institutions failing, there was a growing steadiness to the market’s behavior as the fourth quarter came to a close. We really cannot expect any long-term recovery until we achieve systemic stability. The credit market has not yet recovered, but it did show some signs of life, with the LIBOR spread contracting as the year ended. One other key component, though not technically a sign of stability, is the unpredictable nature of markets and economies. None of us can see around corners, and no one can say with any assurance what will happen next, which is why the most informed, seemingly insightful forecasts can soon look short-sighted.

The Waste Land
In 2007 and through the first six months of 2008, small-cap value stocks, as measured by the Russell 2000 Value index, underperformed small-cap growth stocks, as measured by the Russell 2000 Growth index. This followed a seven-year period of performance dominance

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trading for less than $10 per share, a
list that included former market cap
behemoths such as Ford Motor,
Starbucks, Citigroup and Xerox. The
$10 mark was notable not simply as a
gauge of lost value, but also because
many institutions do not like to buy
shares of companies trading for less
than $10 a share.

As the year rushed to its close,
the market’s movements were
uncommonly (and increasingly)
violent as well. The S&P 500 moved up
or down more than 5% during
intraday trading seven times between
2000 and 2006, and only three times
from the beginning of 2008 through
the end of September. However, from
October 1 through December 31, 2008,
there were 31 days in which the large-cap
index moved in excess of 5%.
(Source: Bloomberg)

The current bear market for smaller
companies is now more than seventeen
months old and counting. At the
small-cap market low on November 20,
2008, 59% of the constituents in the
Russell 2000 were trading for less than
$10 a share. As of the same date, 51%
of the companies in the small-cap
index sported market caps less than
$250 million, while only 6% were
greater than $1 billion. Within the
S&P 500, there were not only 105
companies trading for less than $10 a
share, but, incredibly, 24% of the
index was small-cap by our definition—
companies with a market cap of up
to $2.5 billion. In fact, 49% of the
large-cap index’s constituents had
market caps less than $5 billion.
(Source: FactSet)

Continued on page 8...

Letter to Our Stockholders
for small-cap value stocks that began in earnest with the previous small-cap market peak on 3/9/00. As long-time believers in the power of reversion to the mean, we thought that small-cap growth’s overall advantage in the 18-month period that ended on 7/15/08 made sense considering that small-cap value stocks had been the superior performers between 2000 and 2006. When it was clear to us by mid-October 2008 that the stock market was in not just a bear market but an historically awful one, we were not sure how matters would shake out within the smaller stock universe. However, we did feel sure that, regardless of either style’s ultimate advantage in 2008, each calendar-year return would be dismal.
     The Russell 2000 Value index declined 28.9% versus a loss of 38.5% for the Russell 2000 Growth index in 2008. The first signs of a shift back to small-cap value, at least in the short term, can be seen in 2008’s first quarter (-6.5% versus -12.8%), although the Russell 2000 Value index then lost ground to its small-cap growth sibling in the second quarter (-3.6% versus +4.5%). Outperformance for small-cap value was more consistent in the second half of 2008, with advantages over small-cap growth in both the third (+5.0% versus -7.0%) and fourth quarters (-24.9% versus -27.5%).
     The performance advantage for the Russell 2000 Value index also held during recent market-cycle periods, although in each instance its edge was slight and mostly attributable to second-half results in 2008. From the small-cap peak on 7/13/07 through 12/31/08, small-cap value was down 39.4% versus a loss of 41.8% for small-cap growth. Both indices have thus been mauled badly by the bear. In the short-term rally from the small-cap trough on 11/20/08 through 12/31/08, small-cap value gained 31.3% versus 28.6% for its small-cap growth counterpart. Small-cap value’s slender advantage in both the decline and the rally within the current market cycle is preferable to underperformance, but stands out more as an example that this bear has shown no mercy, save to a tiny handful of stocks.

Cold Comfort Farm
The same observation could be made from looking at the calendar-year results for the three portfolios in this Review and Report, which all lent support to the accuracy of the old adage that in a real bear market, no stock is spared. We were highly disappointed that Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust all underperformed their small-cap benchmark, the Russell 2000, in 2008. Our dissatisfaction was magnified by the fact that for each portfolio we have historically managed far better in difficult markets only to come up substantially short in this particularly challenging one. For all of our closed-end funds, 2008 provided the worst absolute returns since each one’s respective inception. The fact that many other funds in the industry posted similarly dreary results offers little comfort.
     Losses were sizeable across each Fund’s equity sector and industry groups, regardless of the respective portfolio’s market capitalization focus or specific investment approach. In

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fact, there was little disparity among calendar-year results as a whole, though the story grew more varied at the company, industry or sector level. Each Fund’s use of leverage also magnified net losses in 2008. However, we were pleased that all three closed-end Royce funds outperformed the Russell 2000 for the 10-year period ended 12/31/08. (Discussion of each Fund’s performance begins on page 12.)

Been Down So Long It Looks Like Up To Me
What, exactly, happened? How did a group of mostly veteran portfolio managers at a firm that has taken great pride in the historical down market performance of its portfolios fare so poorly in a bear market? In large part, it has been the nature of this particular bear, which has clawed deeply at every area in nearly every stock market covering the globe. And its savagery has been deep and wide, owing to the near-catastrophic economic circumstances that have been its compatriots. From the first stirrings of the housing crisis in 2006 through our first look at a large-scale economic stimulus plan in January 2009, the news has been unremittingly bad, including a global financial system that barely avoided a massive failure to function between mid-September and mid-November. This last crisis took place in the midst of a deepening recession. In such an uncertain environment, it was simply not possible for stock markets to perform their historically typical role of confidently looking forward and gauging the prospects of success for businesses.
     We had also been wondering for some time if the correction which followed the bursting Internet bubble in 2000 was less severe than such a heady and irrational bull market quite deserved. While we were perfectly content to enjoy strong absolute and relative returns for our funds from 2000 to 2007 (especially since we were relatively unscathed by much of the Internet mania), we also— somewhat nervously—believed that many valuations throughout the market remained too high. It seemed to us that the decline which stretched from early 2000 through October 2002 for both small- and large-cap stocks, while undoubtedly unpleasant, was
We have always taken our responsibility as risk managers very seriously. To therefore see so much panic-driven, indiscriminate selling has been very painful for us. To watch those stocks suffer as much as all the rest really tested our commitment to our approach.

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Steven DeSanctis of Merrill Lynch
pointed out in a November report that
"all small cap sectors have fallen more
than their previous bear market
averages, with three now down over
60%." All of this suggests a wider and
wider pool of potential opportunities
for bargain-conscious small-cap value
investors like ourselves. If one is
cautiously optimistic about the long-term
prospects for stocks—as we are—
then this must be good news, yes?

The answer is complicated. Having
more choices is not always a good
thing. More importantly, our portfolio
managers have learned over the years
that most stocks are cheap for very
good reasons. The current bear market
will scarcely alter that truth by having
punished nearly all companies with
nearly equal force. With the expanded
number of both smaller companies and
cheap stocks, it becomes even more
critical for us to exercise strict
discipline in building our portfolios.
As we are always more interested in
long-term success, we have become
even more exacting in our selection
process. We see that as the best way to
lay the foundation for recovery from
this historically difficult market.

Letter to Our Stockholders

relatively benign considering the excesses that history has previously demanded be wrung out of stock prices following a bubble. Yet we saw no serious downturn in the equity markets until 2008, when it was accompanied by far-reaching crises on several other fronts. In retrospect, it is no longer so shocking that investors panicked as they did, selling anything and everything without regard to company quality, valuation, or long-term outlook.
       When we select securities for our portfolios, we look for quality, for attributes that we believe will help a given company survive when times are bad and flourish when they are good. Characteristics such as a strong balance sheet and the ability to generate free cash flow indicate a business that is equipped with the necessary resources to withstand a downturn in its industry and/or a more widespread economic slowdown. Carrying little or no debt and having ample cash generally give a company the necessary resilience to make it through tough times. Our preference for cash-rich, low-leverage companies comes from years of ongoing research into which kinds of businesses endure and which ones wither. However, when investors began to flee equities in September, these tools of cautious risk management offered no bulwark against the stampede of liquidation that grew frighteningly intense in the first two weeks of October and lasted into November.

The Audacity Of Hope
Witnessing the punishment that was inflicted on the stock prices of what we regard as well-run, high-quality businesses has been one of the worst parts of the downturn, particularly as much of the sell-off was driven by the deleveraging activities of hedge funds and other financial institutions covering shorts and dealing with fallout from the

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mortgage crisis. We have always taken our responsibility as risk managers very seriously. To therefore see so much panic-driven, indiscriminate selling has been very painful for us. To watch those stocks suffer as much as all the rest really tested our commitment to our approach.
       Each bear market is different—for example, the current situation is more global in scope than the crisis in 1973-4, which was itself distinguished by stagflation, the oil embargo and the creation of the misery index. Common ground exists in that each period has been marked by controversial wars, the departure of an unpopular president and uncertainty about the future of the U.S. economy. What is perhaps most interesting is how our country’s eventual recovery from both the Great Depression and the recession of the Seventies may be fueling some tempered optimism about our current period. While there is definitely a lot of pessimism in the media and elsewhere about the economy, we also think there is a sense that, however difficult our challenges are in the months and years ahead, we are capable as a nation of meeting them and ultimately succeeding.
       We think that we may be approaching the worst phase of this very painful recession. Not anticipating same-store sales declines in the 20% range next year at this time, we believe that late in 2009 we may be seeing scattered signs of an economic comeback, one of which may be a stock market showing signs of a recovery. The current valuation picture lends some support to this idea. Overall valuations for smaller companies finished 2008 at levels not seen in nearly two decades. While shorter-term returns may continue to be lackluster, we believe that historical performance patterns for stocks should return to the market. This will be good news for two reasons: The first would be the very fact of positive movement in the markets again (and post-bear-market results have historically been robust); the second would be the stock market playing its traditional role of looking forward and seeing signs of an economy on the mend. Or at least that is our audacious hope.
We believe that late in 2009 we may be seeing scattered signs of an economic comeback, one of which may be a stock market showing signs of a recovery. The current valuation picture lends some support to this idea. Overall valuations for smaller companies finished 2008 at levels not seen in nearly two decades.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2008

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Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods. We believe that providing full market cycle results is more appropriate even than showing three- to five-year standardized returns because the latter periods may not include the up and down phases that constitute a full market cycle.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. In contrast, the new market cycle that began on 7/13/07 has so far favored growth over value, an unsurprising development when one considers how thoroughly value dominated growth in the previous full cycle.

Peak-to-Peak
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. Each of our closed-end funds held a sizeable performance advantage over the Russell 2000 on both an NAV (net asset value) and market price basis. On an NAV basis, Royce Focus Trust (+264.2%) was our best performer by a wide margin, followed by Royce Micro-Cap Trust (+175.9%) and Royce Value Trust (+161.3%).

Peak-to-Current
During the difficult, volatile period ended 12/31/08, both value and growth posted similarly negative returns. (While the Russell 2000 seemed to regain its footing after hitting a low in March, events in the financial markets preceding the September 30, 2008 quarter-end caused the index to decline significantly in the fourth quarter, dropping to a cyclical-year low on 11/20/08.) The index then recovered significantly, gaining 30.0% from 11/20/08 through 12/31/08.

Each of our closed-end funds trailed the index during the decline, while both Royce Focus Trust and Royce Value Trust outperformed during the short rally from 11/20/08 through 12/31/08.

ROYCE FUNDS NAV TOTAL RETURNS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to-Peak 3/9/00-7/13/07	Peak-to-Trough 7/13/07-11/20/08	Trough-to-Current 11/20/08-12/31/08

Russell 2000	54.9%	-54.1%	30.0%

Russell 2000 Value	189.5	-53.8	31.3

Russell 2000 Growth	-14.8	-54.8	28.6

Royce Value Trust	161.3	-62.8	35.9

Royce Micro-Cap Trust	175.9	-61.6	28.0

Royce Focus Trust	264.2	-62.7	42.3

The thoughts concerning recent market movements and future prospects for smaller-company stocks are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements. Smaller-company stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. See page 2 for important performance information for all of the above funds.

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Beginning with this Review and Report, the Funds’ “Good Ideas That Worked” and “Good Ideas At The Time” tables list each Fund’s top contributors and detractors to performance as measured by contribution to return, instead of net impact in U.S. dollars we have noted in the past. This figure more accurately represents the percentage, up or down, that a security contributed to the Fund’s total return for the period.

2008 Annual Report to Stockholders | 11

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/08

Fourth Quarter 2008*			-32.89%

July-December 2008*			-38.43

One-Year			-45.62

Three-Year			-11.95

Five-Year			-2.12

10-Year			4.82

15-Year			7.52

20-Year			9.24

Since Inception (11/26/86)			8.95

* Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2008	-45.6%	1999	11.7%

2007	5.0	1998	3.3

2006	19.5	1997	27.5

2005	8.4	1996	15.5

2004	21.4	1995	21.6

2003	40.8	1994	0.1

2002	-15.6	1993	17.3

2001	15.2	1992	19.3

2000	16.6	1991	38.4

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Ritchie Bros. Auctioneers			2.0%

Ash Grove Cement Cl. B			1.8

Weyco Group			1.7

Landauer			1.4

SEACOR Holdings			1.4

Adaptec			1.4

Simpson Manufacturing			1.3

AllianceBernstein Holding L.P.			1.1

Forward Air			1.1

ManTech International Cl. A			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Industrial Products			23.2%

Technology			21.0

Industrial Services			19.0

Financial Intermediaries			17.6

Financial Services			13.9

Natural Resources			8.8

Consumer Products			8.1

Health			7.4

Consumer Services			4.4

Diversified Investment Companies			0.6

Utilities			0.4

Miscellaneous			4.8

Preferred Stocks			0.5

Cash and Cash Equivalents			6.8

Royce Value Trust

Manager’s Discussion
Royce Value Trust’s (RVT) diversified portfolio of small- and micro-cap stocks underperformed both of its benchmarks in 2008—a very discouraging year. The Fund declined 45.6% on a net asset value (NAV) basis, and 48.3% on a market price basis, compared with losses of 33.8% for the Russell 2000 and 31.1% for the S&P SmallCap 600 for the same period. During the first half, RVT declined 11.7% on an NAV basis and 10.7% based on its market price, compared with respective losses of 9.4% and 7.1% for the Russell 2000 and S&P 600.
     RVT continued to underperform in the third quarter, down 8.3% on an NAV basis and down 12.6% based on market price, compared with declines of 1.1% for the Russell 2000 and 0.9% for the S&P 600. However, it was not until the fourth quarter that things turned truly awful: RVT’s NAV fell 32.9% and its market price dropped 33.7% for that period, compared with the Russell 2000 and S&P 600, which posted losses of 26.1% and 25.2%, respectively. As a result of its recent negative performance, the Fund paid no management fee for the last three months of 2008, as its rolling 36-month return for each month-ending period was negative.
     The market cycle that began with the new small-cap peak in July 2007 has thus far been rough going. From 7/13/07 through 12/31/08, the Fund was down 49.4% on an NAV basis and fell 53.7% on a market price basis versus a loss of 40.4% for the Russell 2000 and 38.5% for the S&P 600. We did take a bit of consolation from the Fund’s performance in the dynamic, short-term rally that ended 2008. From the small-cap low on 11/20/08 through 12/31/08, the Russell 2000 climbed 30.0% and the S&P 600 rose 29.4% while RVT gained 35.9% on an NAV basis and 53.6% on a market price basis.

     We have always believed that performance over longer-term periods is the most meaningful gauge of the portfolio’s merits. From the previous small-cap market peak on 3/9/00 through 12/31/08, the Fund outperformed its benchmarks. During this period, RVT gained 32.2% on an NAV basis and 43.8% on a market price basis compared to a gain of 30.7% for the S&P 600 and a loss of 7.7% for the Russell 2000. The Fund also outperformed both of its benchmarks on an NAV basis for the 10-, 15-, 20-year and since inception (11/26/86) periods ended 12/31/08 and on a market price basis for the 20-year, and since inception intervals.
      All of the Fund’s equity sectors sustained sizeable net losses in 2008, with the most significant coming from Technology, Industrial Products, Financial Services and Financial Intermediaries. The Fund’s use of leverage also detracted from performance. Investors have been shying away from much of small-cap tech since before the word “subprime” became well known, a development that grew worse in the second half of 2008, as both the economy

GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Weyco Group	0.31%

Landauer	0.27

Schnitzer Steel Industries Cl. A	0.21

Charming Shoppes	0.15

Simpson Manufacturing	0.14

*Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies.

             12  |  2008 Annual Report to Stockholders

Performance and Portfolio Review

and market worsened. Analog semiconductor maker Diodes struggled with a significant hit to earnings in the third quarter, a loss caused in large part by an acquisition. We continued to appreciate its conservative balance sheet and the potential for a rebound in its business, which at year end was mired in an epic slump.
     In the Industrial Products sector, notable losses came from the machinery industry, though holdings in the miscellaneous manufacturing category were also substantial detractors. Laser-based welding and cutting products maker Rofin-Sinar Technologies continues to be profitable, conservatively capitalized and, in our view, very well managed. Investors were inclined to disagree, so we built our position modestly in November. In the Health sector, biopharmaceutical services company PAREXEL International saw its share price suffer after revising guidance in October. A grim outlook for pharmaceutical research companies prompted the revision. The industry is dependent on spending by drugmakers, spending which has contracted severely in the recession.

     Not surprisingly, Financial Services was also a significant detractor, especially in the investment management area and information and processing industry. The loss leader in the sector was asset manager AllianceBernstein Holding, a company with which we are very familiar. During the first half of 2008, its share price slipped after the company revised its earnings guidance for fiscal 2007 early in 2008. It then began to fall more precipitously in the wake of the cataclysmic developments of September, such as the Lehman Brothers’ bankruptcy. In our estimate, the firm remains very well-run—earnings are positive (albeit lower than many analysts were expecting), and it pays a dividend. We continue to have faith in the long-term prospects for this and other financial companies with long records of success. The year was troublesome for a long-time holding in the Industrial Services sector, Sotheby’s. We have long admired its preeminent position in the high-end auction market. However, recent earnings have been disappointing and, considering that purchases of fine art are discretionary and easily postponed in a difficult economy, we concluded 2008 pondering what our next move with the stock might be.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*

AllianceBernstein Holding L.P.	-1.13%

Sotheby’s	-0.70

PAREXEL International	-0.63

ION Geophysical	-0.56

Diodes	-0.53

*Net of dividends

[1]Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions as indicated and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$727 million

Weighted Average P/E Ratio**	11.4x

Weighted Average P/B Ratio	0.7x

Weighted Average Portfolio Yield	1.9%

Fund Net Assets	$823 million

Net Leverage†	30%

Turnover Rate	25%

Symbol
Market Price	RVT
NAV	XRVTX

* Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/08).

†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/08 at NAV or Liquidation Value

64.4 million shares of Common Stock	$603 million

5.90% Cumulative Preferred Stock	$220 million

2008 Annual Report to Stockholders  |  13

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/08

Fourth Quarter 2008*			-33.68%

July-December 2008*			-38.23

One-Year			-45.45

Three-Year			-12.40

Five-Year			-3.16

10-Year			5.83

15-Year			8.14

Since Inception (12/14/93)			8.13

* Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2008	-45.5%	2000	10.9%

2007	0.6	1999	12.7

2006	22.5	1998	-4.1

2005	6.8	1997	27.1

2004	18.7	1996	16.6

2003	55.5	1995	22.9

2002	-13.8	1994	5.0

2001	23.4

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Seneca Foods			2.2%

Pegasystems			1.9

Pason Systems			1.4

AAON			1.3

Sapient Corporation			1.3

Fauquier Bankshares			1.2

eResearch Technology			1.2

Green Mountain Coffee Roasters			1.2

Exactech			1.1

Universal Truckload Services			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			21.3%

Industrial Products			20.1

Industrial Services			15.2

Financial Intermediaries			13.2

Health			13.1

Natural Resources			10.9

Consumer Products			8.7

Financial Services			7.2

Consumer Services			5.0

Diversified Investment Companies			0.9

Miscellaneous			5.0

Preferred Stock			0.8

Cash and Cash Equivalents			13.9

Royce Micro-Cap Trust

Manager’s Discussion
The performance of Royce Micro-Cap Trust’s (RMT) diversified portfolio of micro-cap stocks was truly disappointing in 2008, especially as the Fund substantially underperformed its benchmark, the Russell 2000. RMT declined 45.5% on a net asset value (NAV) basis, and 45.8% on a market price basis in 2008, compared to a loss of 33.8% for the Russell 2000 and a loss of 39.8% for the Russell Microcap Index for the same period. During the first half, RMT’s results were negative, but in the same ballpark as its benchmark; the Fund fell 11.7% on an NAV basis and 7.9% based on its market price, compared with a loss of 9.4% for the Russell 2000 and a decline of 15.5% for the Russell Microcap index.
     In the third quarter, RMT’s performance continued to underwhelm. The Fund was down 6.9% on an NAV basis and down 13.0% on a market price basis compared to respective losses of 1.1% and 0.8% for the benchmark and the micro-cap index. Still, it was not until the fourth quarter that results turned downright dreadful: RMT’s NAV fell 33.7% and its market price dropped 32.4% between September and December versus a 26.1% decline for the Russell 2000 and a 28.1% loss for the Russell Microcap index. Much of that price plummet came in October, when the Fund fell 24.1% and 22.3% based on NAV and market price, respectively.
     The market cycle that began with the new small-cap peak in July 2007 has so far been rough going. From the recent small-cap peak on 7/13/07 through 12/31/08, the Fund was down 50.8% on an NAV basis and fell 56.2% on a market price basis versus a loss of 40.4% for the Russell 2000. During this same period, the micro-cap index fell 47.8%. From the small-cap low on 11/20/08 through 12/31/08, the Russell 2000 climbed 30.0% and the Russell Microcap index gained 24.9%, while RMT was up 28.0% on an NAV basis and 49.9% on a market price basis.

     We have always believed that performance over longer-term periods is the most meaningful gauge of the portfolio’s merits. From the previous small-cap market peak on 3/9/00 through 12/31/08, the Fund outperformed its benchmark. During this period, RMT gained 35.7% on an NAV basis and 43.2% on a market price basis compared to a loss of 7.7% for the Russell 2000. (Data for the Russell Microcap index only goes back to 2002.) The Fund also outperformed its benchmark on both an NAV and market price basis for the 10-year, 15-year and since inception (12/14/93) periods ended 12/31/08.
     All of the Fund’s equity sectors sustained net losses in 2008, with the most significant coming from Technology, followed by Industrial Products, Health, Natural Resources and

GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance*

Charming Shoppes	0.32%

Trex Company	0.27

Weyco Group	0.26

Aceto Corporation	0.18

AAON	0.17

*Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies.

             14  |  2008 Annual Report to Stockholders

Performance and Portfolio Review

Industrial Services. The portfolio’s use of leverage also exacerbated net losses.The Technology sector had been struggling prior to the market’s dramatic second-half fall, and the recession has only made matters worse as businesses begin cutting back or cancelling plans for spending. At the industry level within the sector, the most substantial net losses came from semiconductor and equipment companies. The recession has only lengthened what was already an uncommonly long and negative business cycle for this area of small- and micro-cap tech. The unhappy result has been ongoing negative sentiment that showed no signs of abating at the end of 2008. Similar recessionary woes plagued IT Services holdings, where Sapient Corporation and Computer Task Group turned in large net losses, as well as those in telecommunications and the components and systems industry.
     Elsewhere at the industry level, substantial declines came from the medical products and devices, energy services, commercial services, banking, investment management, machinery, industrial components and miscellaneous manufacturing industries. Late in the year, we increased our stake in cleaning solutions and services business, Tennant Company. Its dynamic management, focus on environmentally friendly products and smart cost-cutting efforts all influenced our decision, as did its tumbling share price. The strong balance sheet and promising niche business of rubber and plastic goods maker Deswell Industries also led us to buy more shares as its stock price wilted. We chose to modestly build our position in Endeavour Financial. The firm was involved in two troubled industries in 2008—Endeavour is a financial advisory company that specializes in helping smaller natural resources businesses across the globe. At the end of the year, we liked its management and its potential to rebound. Monaco Coach Corporation, a recreational vehicle manufacturer, was another disappointment, though we continued to hold the position that we built during the first half. Its stock was hurt by rising gas prices in the first half, and beaten down in the second as more consumers set aside big-ticket discretionary purchases. Net losses posted in the calendar third quarter preceded steep declines in its share price.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*

Tennant Company	-0.77%

Endeavour Financial	-0.73

Deswell Industries	-0.62

Sapient Corporation	-0.60

Computer Task Group	-0.54

*Net of dividends

[1]Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions as indicated and fully participated in the primary subscription of the 1994 rights offering.
[2]Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on Nasdaq.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$203 million

Weighted Average P/E Ratio**	10.6x

Weighted Average P/B Ratio	0.9x

Weighted Average Portfolio Yield	1.4%

Fund Net Assets	$230 million

Net Leverage†	21%

Turnover Rate	42%

Symbol
Market Price	RMT
NAV	XOTCX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (23% of portfolio holdings as of 12/31/08).
†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/08 at NAV or Liquidation Value

26.6 million shares of Common Stock	$170 million

6.00% Cumulative Preferred Stock	$60 million

2008 Annual Report to Stockholders   |  15

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/08

Fourth Quarter 2008*			-30.46%

July-December 2008*			-43.99

One-Year			-42.71

Three-Year			-9.36

Five-Year			1.83

10-Year			7.90

Since Inception (11/1/96)†			7.86

* Not annualized
†Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2008	-42.7%	2002	-12.5%

2007	12.2	2001	10.0

2006	16.3	2000	20.9

2005	13.3	1999	8.7

2004	29.2	1998	-6.8

2003	54.3	1997	20.5

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Kennedy-Wilson Conv.			7.9%

Endo Pharmaceuticals Holdings			3.9

Pan American Silver			3.7

Sims Group ADR			3.4

Lincoln Electric Holdings			3.3

Knight Capital Group Cl. A			3.1

Alamos Gold			2.9

Unit Corporation			2.9

Ensign Energy Services			2.9

Schnitzer Steel Industries Cl. A			2.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Natural Resources			26.9%

Industrial Products			25.0

Consumer Products			10.8

Technology			10.2

Industrial Services			9.3

Health			5.3

Financial Intermediaries			4.6

Financial Services			4.0

Consumer Services			1.5

Preferred Stock			7.9

Cash and Cash Equivalents			21.5

Royce Focus Trust

Manager’s Discussion
Although our contrarian bent served Royce Focus Trust (FUND) very well in the first half of 2008, it failed to produce much of value in the year’s more tumultuous second half. For the calendar year, the Fund lost 42.7% on a net asset value (NAV) basis and 44.9% on a market price basis, in both cases well behind the 33.8% loss for its small-cap benchmark, the Russell 2000, during the same period. After beating the Russell 2000 and posting positive returns on both an NAV and market price basis between January and June, the Fund struggled mightily from July through the end of the year, a collapse initially spurred by losses in the Natural Resources and, to a lesser degree, Industrial Products sectors, the same areas that contributed most to first-half gains.
     FUND fell 19.5% on an NAV basis and 12.9% on a market price basis in the third quarter versus a loss of only 1.1% for its small-cap benchmark. As the bear market intensified in mid-September, the Fund continued to give way, losing 30.5% on an NAV basis and 37.7% on a market price basis in the fourth quarter, a period in which the Russell 2000 declined 26.1%. The Fund’s use of leverage also helped to detract from performance. Needless to say, the year was an enormous disappointment, especially as it followed five consecutive years of strong absolute calendar-year NAV returns.

     The market cycle that began with the new small-cap peak in July 2007 has thus far not been kind. From 7/13/07 through 12/31/08, the Fund was down 47.0% on an NAV basis and fell 49.2% on a market price basis versus a loss of 40.4% for its small-cap benchmark. The only bright spot was the Fund’s commanding outperformance of the Russell 2000 in the dynamic, short-term rally that ended 2008. From the small-cap low on 11/20/08 through 12/31/08, the small-cap index climbed 30.0% while FUND gained 42.3% on an NAV basis and 38.8% on a market price basis.
GOOD IDEAS THAT WORKED Top Contributors to 2008 Performance *

Alamos Gold	0.85%

Knight Capital Group Cl. A	0.65

Endo Pharmaceuticals Holdings	0.62

Sprott	0.52

Metal Management	0.44

*Includes dividends

     We have always believed that performance over longer-term periods provides a more meaningful gauge of the portfolio’s merits. From the previous small-cap market peak on 3/9/00 through 12/31/08, the Fund significantly bested its benchmark on both an NAV and market price basis. During this period, FUND gained 93.2% on an NAV basis and 123.1% on a market price basis compared to a loss of 7.7% for the Russell 2000. The Fund also outpaced its benchmark for the five-year, 10-year and since inception of our management (11/1/96) periods ended 12/31/08.
     The Natural Resources sector was by far the most significant detractor to performance, with the energy services industry the loss leader. When oil prices began to tumble late in

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies.

16 | 2008 Annual Report to Stockholders

Performance and Portfolio Review

the summer, the deflation began to hurt the performance of many of the Fund’s holdings in energy companies. While an unwelcome development, we took the long view and acted to build or hold positions in those companies that enjoyed our highest regard, as we believe that energy prices should eventually recover. As the share prices of certain holdings plummeted to levels that we deemed attractive, we began to buy. Major Drilling Group International is an exploratory driller mostly for gold, copper and zinc. It has a strong balance sheet and solid management, both of which should help it to survive ongoing slowdowns in its business. We first purchased shares of Trican Well Service in 2004, attracted to this Canadian firm’s strong balance sheet and profitable businesses of pressure pump manufacture and oil well maintenance services. Our high opinion of its business has not changed. Tesco Corporation makes top drives and conventional casing devices for oil rigs and also owns a proprietary technology that allows rig operators to drill more quickly and efficiently. Its low debt, positive earnings and strong niche business made the decision to buy more a simple one. Unit Corporation, a contract drilling company with its own oil and natural gas exploration business, was one of the Fund’s top contributors during the first half as the company benefited earlier in the year from increased production in both its oil and natural gas business. Its stock price then plummeted with the rapid descent of oil prices. We modestly increased our stake in October. Elsewhere in the sector, we held preferred stock of real estate company Kennedy-Wilson, as we liked its coupon and the company’s aggressive buys of distressed real estate that we think could eventually increase in value.

GOOD IDEAS AT THE TIME Top Detractors to 2008 Performance*
      We had a sterling long-term outlook for steel companies at the end of 2008, prompting us to build positions in steel companies that endured rough times in the second half of 2008, including Sims Group, Schnitzer Steel Industries and Kennametal. Other old favorites in which we increased our respective stakes included Endo Pharmaceuticals Holdings, Pan American Silver and Alamos Gold.

Endeavour Financial	-2.67%

Major Drilling Group International	-2.07

Trican Well Service	-1.88

Tesco Corporation	-1.83

Kennedy-Wilson Conv.	-1.81

*Net of dividends

[1]Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
[2]Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions as indicated and fully participated in the primary subscription of the 2005 rights offering.
[3]Reflects the actual market price of one share as it traded on Nasdaq.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$794 million

Weighted Average P/E Ratio**	7.8x

Weighted Average P/B Ratio	1.3x

Weighted Average Portfolio Yield	1.9%

Fund Net Assets	$118 million

Net Leverage†	6%

Turnover Rate	51%

Symbol
Market Price	FUND
NAV	XFUNX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/08).
†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/08 at NAV or Liquidation Value

19.5 million shares of Common Stock	$93 million

6.00% Cumulative Preferred Stock	$25 million

2008 Annual Report to Stockholders   |  17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.
		Amount	Purchase		NAV	Market
	History	Invested	Price*	Shares	Value**	Value**
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72		12.307	1,294

12/31/08		$21,922		10,183	$95,415	$85,435

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19		8.237	578

12/31/08		$8,900		4,414	$28,205	$24,807

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47		6.535	228

12/31/08		$7,044		3,331	$15,856	$15,323

*	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
**	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

18  |  2008 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2009.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

2008 Annual Report to Stockholders  |  19

Royce Value Trust

Schedule of Investments

	SHARES	VALUE

COMMON STOCKS – 129.2%

Consumer Products – 8.1%
Apparel, Shoes and Accessories - 2.7%
Columbia Sportswear	34,600	$1,223,802
Delta Apparel [a,b]	605,560	2,210,294
K-Swiss Cl. A	160,000	1,824,000
Lazare Kaplan International [b]	103,600	432,012
Timberland Company (The) Cl. A [b]	17,500	202,125
Weyco Group	307,992	10,179,136

		16,071,369

Collectibles - 0.3%
Leapfrog Enterprises Cl. A [b]	175,000	612,500
Russ Berrie & Company [b]	417,000	1,238,490

		1,850,990

Consumer Electronics - 1.0%
Dolby Laboratories Cl. A [b]	153,900	5,041,764
DTS [b]	64,100	1,176,235

		6,217,999

Food/Beverage/Tobacco - 0.8%
B&G Foods (Units)	120,100	1,243,035
B&G Foods Cl. A	51,300	277,020
Hershey Creamery	709	1,293,925
Seneca Foods Cl. A [b]	80,000	1,672,800
Seneca Foods Cl. B [b,c]	13,251	318,024

		4,804,804

Health, Beauty and Nutrition - 0.0%
Nutraceutical International [b]	22,800	175,332

Home Furnishing and Appliances - 2.1%
Aaron Rents	4,500	119,790
American Woodmark	123,335	2,248,397
Ekornes	100,000	967,349
Ethan Allen Interiors	65,800	945,546
Hunter Douglas	36,000	1,184,229
Kimball International Cl. B	286,180	2,464,010
La-Z-Boy	68,200	147,994
†Mohawk Industries [b]	102,200	4,391,534
Universal Electronics [b]	10,000	162,200

		12,631,049

Sports and Recreation - 1.2%
Beneteau	108,000	1,021,812
Coachmen Industries [b,c]	47,700	87,768
RC2 Corporation [b]	132,600	1,414,842
Sturm, Ruger & Company [b]	272,900	1,629,213
Thor Industries	110,900	1,461,662
Winnebago Industries	247,500	1,492,425

		7,107,722

Total (Cost $57,257,786)		48,859,265

Consumer Services – 4.4%
Direct Marketing - 0.4%
Manutan International	20,500	885,588
Takkt	153,000	1,713,289

		2,598,877

	SHARES	VALUE

Consumer Services (continued)
Leisure and Entertainment - 0.0%
†Shanda Interactive Entertainment ADR [b,c]	2,500	$80,900
Shuffle Master [b]	15,000	74,400

		155,300

Media and Broadcasting - 0.1%
†Ascent Media Cl. B [b,c,d]	1,830	39,967
Cox Radio Cl. A [b]	23,000	138,230
Discovery Communications Cl. B [b,c]	18,300	273,951
†Discovery Communications Cl. C [b]	18,300	245,037

		697,185

Online Commerce - 0.0%
CryptoLogic	200	458

Restaurants and Lodgings - 1.0%
Benihana [b]	3,300	6,930
CEC Entertainment [b]	116,000	2,813,000
Steak n Shake [b]	198,000	1,178,100
Tim Hortons	65,000	1,874,600

		5,872,630

Retail Stores - 2.9%
AnnTaylor Stores [b]	50,000	288,500
Bulgari	250,000	1,560,870
CarMax (b,c)	160,000	1,260,800
Charming Shoppes [b,c]	922,800	2,251,632
Children’s Place Retail Stores [b]	13,670	296,366
Dress Barn (The) [b]	287,280	3,085,387
Gander Mountain [b]	53,300	124,189
Lewis Group	385,000	2,011,032
Pier 1 Imports [b]	626,200	231,694
Stein Mart [b]	182,800	206,564
Tiffany & Co.	208,700	4,931,581
West Marine [b]	131,100	555,864
Wet Seal (The) Cl. A [b]	162,000	481,140

		17,285,619

Total (Cost $42,861,293)		26,610,069

Diversified Investment Companies – 0.6%
Closed-End Funds - 0.6%
Central Fund of Canada Cl. A	211,500	2,373,030
KKR Private Equity Investors L.P. [b]	105,000	370,047
Kohlberg Capital	209,884	763,978

Total (Cost $7,042,067)		3,507,055

Financial Intermediaries – 17.6%
Banking - 6.3%
Abigail Adams National Bancorp	160,500	402,855
Ameriana Bancorp	40,000	223,200
Banca Finnat Euramerica	720,000	511,213
Bank of N.T. Butterfield & Son	450,175	4,704,329
Bank Sarasin & Cie Cl. B	24,860	742,656
Banque Privee Edmond de Rothschild	23	574,634
BB Holdings [b]	289,400	772,853
BOK Financial	74,827	3,023,011
Boston Private Financial Holdings	203,000	1,388,520
Cadence Financial	40,300	187,798

20 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE

Financial Intermediaries (continued)
Banking (continued)
Center Bancorp	66,811	$546,514
Centrue Financial	82,200	507,174
CFS Bancorp	265,000	1,033,500
CNB Financial	11,116	112,827
†Colonial BancGroup (The) [c]	25,000	51,750
Commercial National Financial	54,900	796,599
Farmers & Merchants Bank of Long Beach	1,200	4,596,000
Fauquier Bankshares	160,800	2,050,200
Hawthorn Bancshares	44,400	765,456
Heritage Financial	20,615	252,534
HopFed Bancorp	104,500	1,149,500
Jefferson Bancshares	32,226	261,353
Kearny Financial	60,862	779,034
Mechanics Bank (The)	200	2,500,000
Nexity Financial [b]	109,999	71,499
Old Point Financial	25,000	478,250
Peapack-Gladstone Financial	10,000	266,400
Peoples Community Bancorp [b,c]	179,310	35,862
Timberland Bancorp [a]	469,200	3,495,540
Tompkins Financial	9,645	558,928
Vontobel Holding	20,400	428,605
W Holding Company	18,708	192,692
Whitney Holding	41,500	663,585
Wilber Corporation (The)	105,900	736,005
Wilmington Trust	143,500	3,191,440
Yadkin Valley Financial	3,800	54,150

		38,106,466

Insurance - 7.2%
Alleghany Corporation [b]	22,644	6,385,608
Argo Group International Holdings [b]	64,751	2,196,354
Aspen Insurance Holdings	64,000	1,552,000
CNA Surety [b]	130,600	2,507,520
Enstar Group [b]	26,000	1,537,640
Erie Indemnity Cl. A	114,500	4,308,635
First American	20,000	577,800
Greenlight Capital Re Cl. A [b]	131,100	1,702,989
†Hilltop Holdings [b]	415,400	4,045,996
Independence Holding	317,658	1,146,745
IPC Holdings	27,000	807,300
LandAmerica Financial Group [c]	10,000	750
Leucadia National [b]	54,940	1,087,812
Montpelier Re Holdings	66,000	1,108,140
NYMAGIC	232,200	4,423,410
Old Republic International	20,000	238,400
ProAssurance Corporation [b]	8,070	425,935
RLI	99,724	6,099,120
Stewart Information Services	100,000	2,349,000
Wesco Financial	3,750	1,079,625

		43,580,779

Real Estate Investment Trusts - 0.0%
Gladstone Commercial	34,700	294,950

Securities Brokers - 3.7%
Broadpoint Securities Group [b,c]	200,100	594,297
	SHARES	VALUE

Financial Intermediaries (continued)
Securities Brokers (continued)
Close Brothers Group	43,000	$329,783
Cowen Group [b]	32,000	199,680
D. Carnegie & Co. [d]	14,000	0
DundeeWealth	33,300	158,610
E*TRADE Financial [b,c]	75,000	86,250
Egyptian Financial Group-Hermes Holding GDR	57,900	347,400
Evercore Partners Cl. A	308,500	3,853,165
HQ	44,000	333,178
Interactive Brokers Group Cl. A [b]	26,850	480,346
Investcorp Bank GDR	27,000	81,000
Investment Technology Group [b]	30,400	690,688
KBW [b,c]	70,058	1,611,334
LaBranche & Co [b]	137,000	656,230
Lazard Cl. A	203,900	6,063,986
†MF Global [b,c]	145,500	296,820
Oppenheimer Holdings Cl. A	30,000	386,400
optionsXpress Holdings	53,000	708,080
Phatra Securities	775,000	268,952
Piper Jaffray [b]	105,700	4,202,632
Shinko Securities	492,300	1,078,814

		22,427,645

Securities Exchanges - 0.1%
MarketAxess Holdings [b]	67,000	546,720

Other Financial Intermediaries - 0.3%
KKR Financial Holdings	481,404	760,618
NASDAQ OMX Group [b]	30,000	741,300

		1,501,918

Total (Cost $142,821,113)		106,458,478

Financial Services – 13.9%
Diversified Financial Services - 0.9%
AmeriCredit Corporation [b,c]	18,870	144,167
Discover Financial Services	10,000	95,300
Encore Capital Group [b,c]	88,000	633,600
Municipal Mortgage & Equity [c]	40,300	10,881
Ocwen Financial [b,c]	173,600	1,593,648
World Acceptance [b,c]	133,700	2,641,912

		5,119,508

Information and Processing - 2.4%
Broadridge Financial Solutions	30,000	376,200
Interactive Data	134,300	3,311,838
MoneyGram International [b]	428,500	432,785
†Morningstar [b,c]	119,800	4,252,900
MSCI Cl. A [b]	67,100	1,191,696
Paychex	10,000	262,800
PRG-Schultz International [b]	14,420	58,834
SEI Investments	286,800	4,505,628

		14,392,681

Insurance Brokers - 1.8%
Brown & Brown	183,700	3,839,330
Crawford & Company Cl. A [b]	289,200	1,949,208
Crawford & Company Cl. B [b,c]	162,300	2,359,842

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE

Financial Services (continued)
Insurance Brokers (continued)
Gallagher (Arthur J.) & Co.	111,200	$2,881,192

		11,029,572

Investment Management - 7.3%
A.F.P. Provida ADR	22,100	301,444
Affiliated Managers Group [b]	56,300	2,360,096
AllianceBernstein Holding L.P.	333,100	6,925,149
AP Alternative Assets L.P.	233,200	280,436
Ashmore Group	170,000	327,618
Australian Wealth Management	505,000	390,814
Azimut Holding	76,700	413,131
BKF Capital Group	227,050	181,640
Calamos Asset Management Cl. A	45,000	333,000
CapMan Cl. B	632,000	842,051
Coronation Fund Managers	526,000	265,200
Deutsche Beteiligungs	103,605	1,785,546
Eaton Vance	172,800	3,630,528
Endeavour Financial	150,000	207,776
Equity Trustees	33,202	305,559
F&C Asset Management	60,000	50,415
Federated Investors Cl. B	245,700	4,167,072
Fiducian Portfolio Services	227,000	200,996
GAMCO Investors Cl. A	125,075	3,417,049
GIMV	27,000	1,169,684
GP Investments BDR [b]	15,000	35,636
JAFCO	37,300	953,536
MVC Capital	424,200	4,653,474
New Star Asset Management Group	126,500	3,478
Onex Corporation	50,000	736,735
Perpetual	12,700	331,153
Pzena Investment Management Cl. A [c]	238,700	1,007,314
Rathbone Brothers	35,400	426,588
RHJ International [b]	177,500	868,720
Schroders	168,890	2,109,088
SHUAA Capital	485,000	132,043
SPARX Group	7,220	1,107,263
Tasmanian Perpetual Trustees	152,000	302,027
Trust Company	97,283	329,129
Value Partners Group	715,000	229,953
†Waddell & Reed Financial Cl. A	200,000	3,092,000

		43,873,341

Special Purpose Acquisition Corporation - 0.6%
Alternative Asset Management Acquisition (Units) [b]	250,000	2,282,500
Cockleshell [b]	337,644	259,714
Prospect Acquisition (Units) [b]	150,000	1,336,500

		3,878,714

Specialty Finance - 0.9%
Credit Acceptance [b,c]	214,601	2,940,034
MCG Capital	157,715	111,977
NGP Capital Resources	50,000	418,500
Portfolio Recovery Associates [b]	62,100	2,101,464

		5,571,975

Total (Cost $135,295,877)		83,865,791

	SHARES	VALUE

Health – 7.4%
Commercial Services - 0.6%
PAREXEL International [b]	384,400	$3,732,524

Drugs and Biotech - 1.8%
Affymetrix [b]	10,000	29,900
†American Oriental Bioengineering [b,c]	19,000	129,010
Biovail Corporation	41,200	389,340
†BMP Sunstone [b,c]	5,000	27,850
Endo Pharmaceuticals Holdings [b]	191,800	4,963,784
Human Genome Sciences [b,c]	90,000	190,800
K-V Pharmaceutical Cl. A [b,c]	51,500	148,320
Medicines Company (The) [b]	20,000	294,600
Mylan [b,c]	52,200	516,258
Myriad Genetics [b]	50,000	3,313,000
Ore Pharmaceuticals [b,c]	117,980	56,630
Pharmacyclics [b]	383,000	302,570
QLT [b]	114,070	274,909
Sinovac Biotech [b,c]	53,200	73,416
Sunesis Pharmaceuticals [b,c]	552,000	182,160
†Tongjitang Chinese Medicines ADR [b,c]	31,700	95,100

		10,987,647

Health Services - 1.9%
†Advisory Board (The) [b,c]	120,000	2,676,000
Albany Molecular Research [b]	85,000	827,900
Chem Rx (Units) [b]	280,000	182,000
Cross Country Healthcare [b]	30,000	263,700
Gentiva Health Services [b]	30,150	882,189
HMS Holdings [b]	50,000	1,576,000
Lincare Holdings [b]	52,562	1,415,495
MedQuist	73,893	151,480
On Assignment [b]	375,400	2,128,518
PharmaNet Development Group [b,c]	10,000	9,100
Res-Care [b]	65,460	983,209
†WellCare Health Plans [b]	5,000	64,300

		11,159,891

Medical Products and Devices - 3.1%
Allied Healthcare Products [b]	180,512	525,290
Atrion Corporation	15,750	1,529,325
Bruker Corporation [b]	370,200	1,495,608
CONMED Corporation [b]	81,500	1,951,110
Fielmann	25,000	1,627,441
Golden Meditech [b]	200,000	27,180
IDEXX Laboratories [b,c]	164,600	5,938,768
STERIS Corporation	98,600	2,355,554
Straumann Holding	6,700	1,180,137
Urologix [b,c]	445,500	245,025
Young Innovations	62,550	963,270
Zoll Medical [b]	40,400	763,156

		18,601,864

Total (Cost $45,073,135)		44,481,926

Industrial Products – 23.2%
Automotive - 2.1%
Copart [b]	153,100	4,162,789
Fuel Systems Solutions [b]	22,500	737,100
International Textile Group [b]	85,000	3,400

22 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE

Industrial Products (continued)
Automotive (continued)
LKQ Corporation [b,c]	375,000	$4,372,500
Nokian Renkaat	82,000	919,362
SORL Auto Parts [b,c]	53,400	85,440
Superior Industries International	98,400	1,035,168
WABCO Holdings	98,800	1,560,052
†Wonder Auto Technology [b,c]	29,600	116,032

		12,991,843

Building Systems and Components - 2.4%
Armstrong World Industries	71,000	1,535,020
Decker Manufacturing	6,022	111,407
Heywood Williams Group [b]	958,837	56,935
NCI Building Systems [b]	13,900	226,570
Preformed Line Products	91,600	4,217,264
Simpson Manufacturing	283,400	7,867,184
Somfy	3,000	476,762

		14,491,142

Construction Materials - 2.3%
Ash Grove Cement Cl. B	50,518	10,608,780
†Owens Corning [b]	25,000	432,500
Pretoria Portland Cement	287,240	979,717
United Rentals [b]	144,943	1,321,880
USG Corporation [b]	50,000	402,000

		13,744,877

Industrial Components - 2.2%
CLARCOR	113,500	3,765,930
Donaldson Company	92,800	3,122,720
GrafTech International [b]	64,790	539,053
II-VI [b]	13,500	257,715
Mueller Water Products Cl. A	72,500	609,000
PerkinElmer	185,800	2,584,478
Powell Industries [b]	92,400	2,681,448

		13,560,344

Machinery - 5.3%
Astec Industries [b]	25,000	783,250
Baldor Electric	62,900	1,122,765
Burnham Holdings Cl. A	117,964	996,796
Burnham Holdings Cl. B	36,000	304,200
Franklin Electric	104,600	2,940,306
Hardinge	26,193	106,082
Intermec [b]	23,000	305,440
Jinpan International	15,500	224,905
Lincoln Electric Holdings	117,180	5,967,977
Manitou BF	121,500	1,379,081
Nordson Corporation	162,200	5,237,438
OSG Corporation	20,000	170,525
Rofin-Sinar Technologies [b]	286,000	5,885,880
Takatori Corporation	40,000	105,874
Williams Controls [b]	37,499	272,993
Woodward Governor	274,600	6,321,292

		32,124,804

Metal Fabrication and Distribution - 2.3%
Central Steel & Wire	6,062	3,515,960
Commercial Metals	36,600	434,442
	SHARES	VALUE

Industrial Products (continued)
Metal Fabrication and Distribution (continued)
CompX International Cl. A	185,300	$978,384
†Fushi Copperweld [b,c]	23,200	122,264
Gerdau Ameristeel	61,100	370,266
NN	197,100	451,359
RBC Bearings [b,c]	45,000	912,600
Reliance Steel & Aluminum	25,920	516,845
Schnitzer Steel Industries Cl. A	100,000	3,765,000
†Sims Group ADR	238,175	2,958,133

		14,025,253

Miscellaneous Manufacturing - 2.9%
Barnes Group	20,000	290,000
Brady Corporation Cl. A	168,400	4,033,180
Broadwind Energy [b,c]	20,000	90,000
Matthews International Cl. A	50,000	1,834,000
Mettler-Toledo International [b]	28,700	1,934,380
PMFG [b]	383,200	3,663,392
Rational	15,000	1,779,635
Raven Industries	86,200	2,077,420
Semperit AG Holding	44,500	733,184
Synalloy Corporation	198,800	954,240

		17,389,431

Paper and Packaging - 0.3%
Mayr-Melnhof Karton	28,000	1,980,324

Pumps, Valves and Bearings - 1.2%
Graco	143,625	3,408,221
IDEX Corporation	54,000	1,304,100
Pfeiffer Vacuum Technology	34,595	2,290,727

		7,003,048

Specialty Chemicals and Materials - 1.9%
Aceto Corporation	261,910	2,621,719
American Vanguard	26,666	311,992
Cabot Corporation	191,000	2,922,300
Hawkins	206,878	3,163,165
Migao Corporation [b]	22,000	101,579
†New Oriental Energy & Chemical [b,c]	1,000	930
Schulman (A.)	150,100	2,551,700

		11,673,385

Textiles - 0.1%
Unifi [b]	125,100	352,782

Other Industrial Products - 0.2%
†Harbin Electric [b,c]	12,700	101,473
Vacon	33,500	861,121

		962,594

Total (Cost $118,250,976)		140,299,827

Industrial Services – 19.0%
Advertising and Publishing - 0.4%
Focus Media Holding ADR [b,c]	70,000	636,300
Lamar Advertising Cl. A [b]	51,000	640,560
MDC Partners Cl. A [b]	60,000	182,400
Sun-Times Media Group Cl. A [b]	180,000	9,000
ValueClick [b]	145,000	991,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE

Industrial Services (continued)
Advertising and Publishing (continued)
Voyager Learning [b]	150,000	$195,000

		2,655,060

Commercial Services - 10.8%
Animal Health International [b]	30,000	63,900
Canadian Solar [b,c]	50,000	323,000
ChinaCast Education [b]	28,000	71,680
Convergys Corporation [b]	121,000	775,610
Corinthian Colleges [b]	106,500	1,743,405
†CRA International [b]	79,287	2,135,199
Diamond Management & Technology Consultants	80,400	338,484
Forrester Research [b]	40,300	1,136,863
Gartner [b]	213,000	3,797,790
Global Sources [b]	3,697	20,149
Hackett Group [b]	655,000	1,912,600
Hewitt Associates Cl. A [b]	205,720	5,838,334
ITT Educational Services [b]	23,000	2,184,540
Landauer	117,900	8,642,070
Learning Tree International [b]	53,400	454,968
Manpower	62,600	2,127,774
ManTech International Cl. A [b]	119,400	6,470,286
MAXIMUS	127,900	4,490,569
Michael Page International	365,000	1,136,006
Monster Worldwide [b]	24,800	299,832
MPS Group [b]	564,600	4,251,438
New Horizons Worldwide [b]	228,600	116,586
Ritchie Bros. Auctioneers	550,200	11,785,284
Robert Half International	65,500	1,363,710
Sotheby’s	371,600	3,303,524
Spherion Corporation [b]	62,800	138,788
TRC Companies [b]	3,600	6,984
Wright Express [b]	30,000	378,000

		65,307,373

Engineering and Construction - 1.4%
Desarrolladora Homex ADR [b,c]	14,100	321,903
Fleetwood Enterprises [b]	234,300	23,430
HLS Systems International [b,c]	59,470	167,111
Integrated Electrical Services [b]	355,400	3,113,304
KBR	180,000	2,736,000
NVR [b]	5,000	2,281,250

		8,642,998

Food, Tobacco and Agriculture - 0.2%
†Agria Corporation ADR [b]	25,000	37,250
Alico	27,000	1,106,730
MGP Ingredients	127,400	85,358
Origin Agritech [b]	97,500	198,900
Zhongpin [b]	6,900	82,800

		1,511,038

Industrial Distribution - 1.1%
†Chindex International [b]	3,100	24,645
Lawson Products	161,431	3,688,698
MSC Industrial Direct Cl. A	74,300	2,736,469

		6,449,812

	SHARES	VALUE

Industrial Services (continued)
Printing - 0.1%
Bowne & Co.	68,100	$400,428

Transportation and Logistics - 5.0%
Alexander & Baldwin	60,000	1,503,600
C. H. Robinson Worldwide	50,000	2,751,500
Forward Air	269,750	6,546,832
Frozen Food Express Industries	286,635	1,628,087
Hub Group Cl. A [b]	174,400	4,626,832
Landstar System	96,200	3,696,966
Patriot Transportation Holding [b]	70,986	4,973,989
Universal Truckload Services [b]	115,100	1,629,816
UTI Worldwide	175,000	2,509,500

		29,867,122

Total (Cost $101,412,946)		114,833,831

Natural Resources – 8.8%
Energy Services - 4.3%
Cal Dive International [b,c]	50,000	325,500
CARBO Ceramics	135,200	4,803,656
Core Laboratories	10,000	598,600
Ensign Energy Services	225,100	2,410,549
Exterran Holdings [b]	103,600	2,206,680
Global Industries [b,c]	54,500	190,205
Helix Energy Solutions Group [b]	34,226	247,796
Helmerich & Payne	53,700	1,221,675
ION Geophysical [b,c]	464,500	1,593,235
RPC	25,000	244,000
SEACOR Holdings [b,c]	127,300	8,484,545
TETRA Technologies [b,c]	68,000	330,480
Willbros Group [b]	103,800	879,186
World Fuel Services	60,000	2,220,000
†Yingli Green Energy Holding ADR [b,c]	7,200	43,920

		25,800,027

Oil and Gas - 1.1%
Bill Barrett [b]	50,000	1,056,500
Carrizo Oil & Gas [b]	41,700	671,370
Cimarex Energy	155,490	4,164,022
Edge Petroleum [b,c]	326,900	51,977
Penn Virginia	22,880	594,423
PetroCorp [b,d]	61,400	0
Storm Cat Energy [b,c,d]	330,800	0
W&T Offshore	25,000	358,000

		6,896,292

Precious Metals and Mining - 2.0%
Centerra Gold [b]	30,000	107,898
Etruscan Resources [b]	745,900	314,190
Gammon Gold [b]	198,300	1,084,701
Golden Star Resources [b,c]	350,000	350,000
Harry Winston Diamond	10,000	45,900
Hecla Mining [b]	528,600	1,480,080
IAMGOLD Corporation	335,620	2,050,638
Kimber Resources [b,c]	560,000	280,000
Kinross Gold	40,286	742,068
†New Gold [b]	640,000	915,200
Northam Platinum	463,000	1,040,643

24 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE

Natural Resources (continued)
Precious Metals and Mining (continued)
Northgate Minerals [b]	140,000	$116,200
NovaGold Resources [b,c]	70,000	104,300
Pan American Silver [b]	41,000	699,870
Royal Gold	34,400	1,692,824
Yamana Gold	113,525	876,413

		11,900,925

Real Estate - 1.4%
Consolidated-Tomoka Land	13,564	518,009
PICO Holdings [b]	75,200	1,998,816
St. Joe Company (The) [b,c]	164,100	3,990,912
Tejon Ranch [b,c]	70,000	1,731,800

		8,239,537

Total (Cost $60,285,142)		52,836,781

Technology – 21.0%
Aerospace and Defense - 1.7%
AerCap Holdings [b]	45,000	135,450
Astronics Corporation [b]	65,500	582,950
Ducommun	117,200	1,957,240
HEICO Corporation	133,700	5,191,571
†HEICO Corporation Cl. A	38,600	1,117,856
Hexcel Corporation [b]	47,500	351,025
Integral Systems [b]	79,752	961,012

		10,297,104

Components and Systems - 5.4%
Analogic Corporation	40,135	1,094,883
Belden	57,800	1,206,864
Benchmark Electronics [b]	208,200	2,658,714
Checkpoint Systems [b]	56,060	551,630
China Security & Surveillance Technology [b,c]	6,000	26,580
Diebold	73,600	2,067,424
Dionex Corporation [b]	81,000	3,632,850
Electronics for Imaging [b]	25,000	239,000
Energy Conversion Devices [b,c]	84,500	2,130,245
Hutchinson Technology [b,c]	97,500	339,300
KEMET Corporation [b]	95,600	25,812
†Lexmark International Cl. A [b]	4,000	107,600
Methode Electronics	50,000	337,000
Newport Corporation [b]	592,200	4,015,116
Perceptron [b]	357,700	1,205,449
Plexus Corporation [b]	300,700	5,096,865
Richardson Electronics	520,712	1,536,100
Technitrol	261,200	908,976
Vaisala Cl. A	96,000	2,974,993
Vishay Intertechnology [b]	186,000	636,120
Zebra Technologies Cl. A [b]	76,525	1,550,397

		32,341,918

Distribution - 0.7%
Agilysys	165,125	708,386
Anixter International [b]	61,795	1,861,266
China 3C Group [b]	41,600	29,120
	SHARES	VALUE

Technology (continued)
Distribution (continued)
Tech Data [b]	86,500	$1,543,160

		4,141,932

Internet Software and Services - 0.6%
CyberSource Corporation [b,c]	10,000	119,900
DealerTrack Holdings [b]	55,000	653,950
EarthLink [b]	55,200	373,152
j2 Global Communications [b]	43,420	870,137
Jupitermedia Corporation [b]	525,000	194,250
Lionbridge Technologies [b]	37,500	46,875
NetEase.com ADR [b]	3,700	81,770
Perficient [b]	10,000	47,800
RealNetworks [b]	245,400	866,262
SkyTerra Communications [b]	62,200	111,338
SupportSoft [b]	220,000	490,600

		3,856,034

IT Services - 2.5%
Alten [b]	43,500	925,486
Black Box	67,300	1,757,876
Computer Task Group [b]	251,100	808,542
†DST Systems [b,c]	5,000	189,900
Metavante Technologies [b]	20,000	322,200
Sapient Corporation [b]	806,602	3,581,313
†SRA International Cl. A [b]	213,300	3,679,425
Syntel	152,679	3,529,938
Total System Services	25,000	350,000
Yucheng Technologies [b,c]	15,400	112,266

		15,256,946

Semiconductors and Equipment - 3.4%
Actions Semiconductor ADR [b]	54,700	88,067
BE Semiconductor Industries [b,c]	58,000	121,800
Brooks Automation [b]	5,152	29,933
CEVA [b]	31,666	221,662
Cognex Corporation	236,200	3,495,760
Coherent [b]	243,500	5,225,510
Diodes [b]	297,450	1,802,547
DSP Group [b]	164,500	1,319,290
Exar Corporation [b]	232,576	1,551,282
Fairchild Semiconductor International [b]	51,200	250,368
Himax Technologies ADR	80,500	128,800
Image Sensing Systems [b]	8,310	52,935
International Rectifier [b]	120,000	1,620,000
Intevac [b,c]	57,450	291,271
Kulicke & Soffa Industries [b]	105,800	179,860
Novellus Systems [b]	12,000	148,080
Power Integrations	49,000	974,120
Sanmina-SCI Corporation [b]	200,000	94,000
Semitool [b]	50,000	152,500
TTM Technologies [b]	221,400	1,153,494
Varian [b]	2,000	67,020
Veeco Instruments [b]	65,000	412,100
Vimicro International ADR [b]	270,000	591,300
Virage Logic [b]	120,000	358,800

		20,330,499

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 25

Royce Value Trust

Schedule of Investments

	SHARES	VALUE

Technology (continued)
Software - 4.1%
ACI Worldwide [b]	233,150	$3,707,085
Adobe Systems [b]	5,000	106,450
Advent Software [b,c]	162,900	3,253,113
ANSYS [b]	100,000	2,789,000
Aspen Technology [b]	42,100	305,225
Avid Technology [b,c]	141,000	1,538,310
Borland Software [b]	280,000	294,000
China Fire & Security Group [b]	6,300	42,903
Epicor Software [b]	79,900	383,520
JDA Software Group [b]	99,900	1,311,687
MSC.Software [b]	50,000	334,000
National Instruments	82,900	2,019,444
Net 1 UEPS Technologies [b]	50,000	685,000
Pegasystems	44,200	546,312
PLATO Learning [b]	149,642	179,570
Radiant Systems [b,c]	32,500	109,525
Renaissance Learning	15,000	134,850
SPSS [b]	179,600	4,842,016
Sybase [b]	57,600	1,426,752
Teradata Corporation [b]	35,000	519,050
THQ [b]	20,000	83,800
Verint Systems [b]	40,000	268,000

		24,879,612

Telecommunications - 2.6%
Adaptec [b]	2,484,100	8,197,530
ADTRAN	65,000	967,200
Catapult Communications [b]	87,100	572,247
China GrenTech ADR [b]	15,900	19,080
China Mobile Media Technology [b]	160,200	1,458
Cogent Communications Group [b,c]	204,200	1,333,426
Cogo Group [b]	41,200	200,232
Globalstar [b,c]	50,000	10,000
Globecomm Systems [b]	233,700	1,283,013
IDT Corporation [b]	25,000	8,750
IDT Corporation Cl. B [b]	215,000	86,000
Level 3 Communications [b,c]	401,341	280,939
Livewire Mobile [b]	380,000	41,268
†Sonus Networks [b,c]	454,000	717,320
Sycamore Networks [b]	221,000	594,490
Tandberg	92,500	1,018,244
Tollgrade Communications [b]	20,000	95,600
UTStarcom [b]	43,700	80,845
Zhone Technologies [b]	1,120,000	92,960

		15,600,602

Total (Cost $187,626,588)		126,704,647

Utilities – 0.4%
CH Energy Group	44,500	2,286,855

Total (Cost $1,994,916)		2,286,855

Miscellaneous [e] – 4.8%
Total (Cost $48,073,534)		28,718,323

	SHARES	VALUE

TOTAL COMMON STOCKS
(Cost $947,995,373)		$779,462,848

PREFERRED STOCKS – 0.5%
Duratex	182,400	1,155,064
Seneca Foods Conv. [b,d]	85,000	1,599,615

TOTAL PREFERRED STOCKS
(Cost $4,237,076)		2,754,679

REPURCHASE AGREEMENT – 6.7%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $40,306,022 (collateralized
by obligations of various U.S. Government
Agencies, valued at $42,000,000)
(Cost $40,306,000)		40,306,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $25,611,719)		25,611,719

TOTAL INVESTMENTS – 140.6%
(Cost $1,018,150,168)		848,135,246

LIABILITIES LESS CASH AND OTHER ASSETS – (4.1)%		(24,901,184)

PREFERRED STOCK – (36.5)%		(220,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%		$603,234,062

26 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

†	New additions in 2008.
[a]	At December 31, 2008, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[b]	Non-income producing.
[c]	All or a portion of these securities were on loan at December 31, 2008. Total market value of loaned securities at December 31, 2008 was $24,753,879.
[d]	Securities for which market quotations are not readily available represent 0.3% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
[e]	Includes securities first acquired in 2008 and less than 1% of net assets applicable to Common Stockholders.
Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2008 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,016,798,879. At December 31, 2008, net unrealized depreciation for all securities was $(168,663,633) consisting of aggregate gross unrealized appreciation of $169,819,127 and aggregate gross unrealized depreciation of $338,482,760. The primary difference in book and tax basis cost is the timing of the recognition of partnership income and losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 27

Royce Value Trust	December 31, 2008

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies (cost $967,808,566)	$802,123,412
Affiliated Companies (cost $10,035,602)	5,705,834

Total investments at value	807,829,246
Repurchase agreements (at cost and value)	40,306,000
Cash and foreign currency	3,672
Receivable for investments sold	24,973
Receivable for dividends and interest	1,015,366
Prepaid expenses and other assets	252,241

Total Assets	849,431,498

LIABILITIES:
Payable for collateral on loaned securities	25,611,719
Payable for investments purchased	18,637
Preferred dividends accrued but not yet declared	288,446
Accrued expenses	278,634

Total Liabilities	26,197,436

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$603,234,062

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 64,376,396 shares outstanding (150,000,000 shares authorized)	$794,414,227
Undistributed net investment income (loss)	3,331,228
Accumulated net realized gain (loss) on investments and foreign currency	(24,204,439)
Net unrealized appreciation (depreciation) on investments and foreign currency	(170,018,505)
Preferred dividends accrued but not yet declared	(288,449)

Net Assets applicable to Common Stockholders (net asset value per share - $9.37)	$603,234,062

*Investments at identified cost (including $25,611,719 of collateral on loaned securities)	$977,844,168
Market value of loaned securities	24,753,879

28 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	Year Ended December 31, 2008

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$18,615,440
Affiliated Companies	206,448
Interest	1,610,852
Securities lending	1,492,157

Total income	21,924,897

Expenses:
Investment advisory fees	11,933,825
Stockholder reports	463,812
Custody and transfer agent fees	241,830
Directors’ fees	119,262
Administrative and office facilities expenses	113,379
Professional fees	63,338
Other expenses	135,631

Total expenses	13,071,077
Compensating balance credits	(3,748)

Net expenses	13,067,329

Net investment income (loss)	8,857,568

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	41,802,074
Affiliated Companies	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(567,740,312)

Net realized and unrealized gain (loss) on investments and foreign currency	(525,938,238)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	(517,080,670)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$(530,060,670)
* Net of foreign withholding tax of $512,191.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 29

Royce Value Trust

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$8,857,568	$5,297,518
Net realized gain (loss) on investments and foreign currency	41,802,074	121,683,331
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(567,740,312)	(56,217,996)

Net increase (decrease) in net assets resulting from investment operations	(517,080,670)	70,762,853

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(621,668)	(613,954)
Net realized gain on investments and foreign currency	(12,358,332)	(12,366,046)

Total distributions to Preferred Stockholders	(12,980,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	(530,060,670)	57,782,853

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(3,638,680)	(5,095,420)
Net realized gain on investments and foreign currency	(72,334,389)	(102,630,144)
Return of capital	(29,418,267)	–

Total distributions to Common Stockholders	(105,391,336)	(107,725,564)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	54,016,743	54,184,473

Total capital stock transactions	54,016,743	54,184,473

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(581,435,263)	4,241,762

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	1,184,669,325	1,180,427,563

End of year (including undistributed net investment income (loss) of $3,331,228 at 12/31/08 and
$(156,056) at 12/31/07)	$603,234,062	$1,184,669,325

30 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$19.74	$20.62	$18.87	$18.95	$17.03

INVESTMENT OPERATIONS:
Net investment income (loss)	0.14	0.09	0.13	0.01	(0.08)
Net realized and unrealized gain (loss) on investments and
foreign currency	(8.50)	1.13	3.63	1.75	3.81

Total investment operations	(8.36)	1.22	3.76	1.76	3.73

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.01)	(0.02)	–	–
Net realized gain on investments and foreign currency	(0.20)	(0.21)	(0.21)	(0.24)	(0.26)

Total distributions to Preferred Stockholders	(0.21)	(0.22)	(0.23)	(0.24)	(0.26)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(8.57)	1.00	3.53	1.52	3.47

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.06)	(0.09)	(0.14)	–	–
Net realized gain on investments and foreign currency	(1.18)	(1.76)	(1.64)	(1.61)	(1.55)
Return of capital	(0.48)	–	–	–	–

Total distributions to Common Stockholders	(1.72)	(1.85)	(1.78)	(1.61)	(1.55)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.08)	(0.03)	(0.00)	0.01	0.00

Total capital stock transactions	(0.08)	(0.03)	(0.00)	0.01	0.00

NET ASSET VALUE, END OF PERIOD	$9.37	$19.74	$20.62	$18.87	$18.95

MARKET VALUE, END OF PERIOD	$8.39	$18.58	$22.21	$20.08	$20.44

TOTAL RETURN (a):
Market Value	(48.27)%	(8.21)%	20.96%	6.95%	29.60%
Net Asset Value	(45.62)%	5.04%	19.50%	8.41%	21.42%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.39%	1.38%	1.29%	1.49%	1.51%
Management fee expense (d)	1.27%	1.29%	1.20%	1.37%	1.39%
Other operating expenses	0.12%	0.09%	0.09%	0.12%	0.12%
Net investment income (loss)	0.94%	0.43%	0.62%	0.03%	(0.50)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$603,234	$1,184,669	$1,180,428	$1,032,120	$993,304
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000	$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	25%	26%	21%	31%	30%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share	$93.55	$159.62	$159.14	$142.29	$137.88
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
5.90% Cumulative	$22.51	$23.68	$23.95	$24.75	$24.50

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.13%, 1.17%, 1.08%, 1.22%, and 1.21% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before earnings credits would have been 1.39%, 1.38%, 1.29%, 1.49% and 1.51% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of management fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.
(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Value Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

     Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
          Level 1 – quoted prices in active markets for identical securities
          Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
          Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008:

Level 1	Level 2	Level 3	Total

$683,102,957	$163,392,707	$1,639,582	$848,135,246

Level 3 Reconciliation:
	Change in unrealized appreciation
Balance as of 12/31/07	(depreciation)	Purchases	Balance as of 12/31/08

$1,816,875	$(604,318)	$427,025	$1,639,582

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     The Fund values its non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

32 | 2008 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     In 2008, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Allocated administrative and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
      The Fund issued 4,367,983 and 2,749,591 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2008 and 2007, respectively.
     At December 31, 2008, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

2008 Annual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600").
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     The Fund had negative investment performance for three rolling 36-month periods in 2008 and accordingly received no advisory fee for those months. For the remaining nine months in 2008, the Fund’s investment performance for the rolling 60-month periods ranged from 18% above to 8% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $9,323,477 and a net upward adjustment of $2,610,348 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2008, the Fund accrued and paid Royce advisory fees totaling $11,933,825.

Purchases and Sales of Investment Securities:
      For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $274,536,990 and $313,191,405, respectively.

Distributions to Stockholders:

The tax character of distributions paid to common stockholders during 2008 and 2007 was as follows:			The tax character of distributions paid to preferred stockholders during 2008 and 2007 was as follows:

Distributions paid from:	2008	2007	Distributions paid from:	2008	2007
Ordinary income	$4,477,547	$16,137,291	Ordinary income	$764,989	$1,944,404
Long-term capital gain	71,495,522	91,588,273	Long-term capital gain	12,215,011	11,035,596
Return of capital	29,418,267	-	Return of capital	-	-

	$105,391,336	$107,725,564		$12,980,000	$12,980,000

As of December 31, 2008, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income		-
Undistributed long-term capital gain		-
Unrealized depreciation		$(168,667,216)
Post October currency loss*		(22,224,500)
Accrued preferred distributions		(288,449)

		$(191,180,165)

*
Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, the Fund had $22,224,500 of post October losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.

34 | 2008 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2008, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$(1,109,936)	$1,431,470	$(321,534)

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2008:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	Gain (Loss)	Income	12/31/08	12/31/08
Delta Apparel	580,760	$4,152,434	$168,149	-	-	-	605,560	$2,210,294
Timberland Bancorp	469,200	5,714,856	-	-	-	$206,448	469,200	3,495,540
		$9,867,290			-	$206,448		$5,705,834

2008 Annual Report to Stockholders | 35

Royce Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                                                                                                                TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2009

36 | 2008 Annual Report to Stockholders

Royce Micro-Cap Trust	December 31, 2008

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 120.6%

Consumer Products – 8.7%
Apparel, Shoes and Accessories - 2.1%
Frederick’s of Hollywood Group [a]	121,804	$30,451
Kleinert’s [a,b]	14,200	0
Lazare Kaplan International [a]	136,700	570,039
† Movado Group	84,400	792,516
Steven Madden [a]	13,000	277,160
True Religion Apparel [a]	15,200	189,088
Weyco Group	48,000	1,586,400
Yamato International	40,000	194,067

		3,639,721

Collectibles - 0.0%
† Leapfrog Enterprises Cl. A [a]	15,700	54,950

Consumer Electronics - 0.3%
DTS [a]	26,000	477,100

Food/Beverage/Tobacco - 2.5%
Green Mountain Coffee Roasters [a,c]	50,800	1,965,960
Seneca Foods Cl. A [a]	62,500	1,306,875
Seneca Foods Cl. B [a,c]	42,500	1,020,000

		4,292,835

Health, Beauty and Nutrition - 0.3%
† NutriSystem	35,000	510,650

Home Furnishing and Appliances - 2.8%
American Woodmark	100,000	1,823,000
Flexsteel Industries	203,500	1,361,415
Helen of Troy [a]	20,000	347,200
Natuzzi ADR [a]	409,800	983,520
Universal Electronics [a]	13,500	218,970

		4,734,105

Household Products/Wares - 0.2%
A.T. Cross Company Cl. A [a]	93,248	259,229

Sports and Recreation - 0.5%
Cybex International [a]	61,700	113,528
Monaco Coach [c]	314,950	160,624
Sturm, Ruger & Company [a,c]	88,583	528,841

		802,993

Total (Cost $17,048,389)		14,771,583

Consumer Services - 5.0%
Online Commerce - 0.5%
Alloy [a]	41,502	175,553
CryptoLogic	88,300	202,207
Knot (The) [a,c]	35,600	296,192
Stamps.com [a]	12,900	126,807

		800,759

Restaurants and Lodgings - 0.1%
Benihana Cl. A [a]	77,000	161,700
Cosi [a]	30,200	8,728
Jamba [a]	168,700	72,541

		242,969

Retail Stores - 4.3%
America’s Car-Mart [a]	116,000	1,601,960
Build-A-Bear Workshop [a,c]	88,100	428,166
	SHARES	VALUE
Consumer Services (continued)
Retail Stores (continued)
Cato Corporation (The) Cl. A	68,100	$1,028,310
Charming Shoppes [a]	526,200	1,283,928
Cost Plus [a]	136,500	128,037
Dover Saddlery [a]	5,756	7,713
† DSW Cl. A [a,c]	26,900	335,174
Eddie Bauer Holdings [a]	25,000	12,750
† Lumber Liquidators [a]	125,700	1,327,392
Pacific Sunwear of California [a]	40,000	63,600
Stein Mart [a]	178,900	202,157
West Marine [a,c]	211,000	894,640

		7,313,827

Other Consumer Services - 0.1%
† Shutterfly [a,c]	20,000	139,800

Total (Cost $13,025,714)		8,497,355

Diversified Investment Companies – 0.9%
Closed-End Funds - 0.9%
Central Fund of Canada Cl. A	141,700	1,589,874

Total (Cost $570,878)		1,589,874

Financial Intermediaries – 13.2%
Banking - 6.7%
Alliance Bancorp, Inc. of Pennsylvania	50,420	378,150
B of I Holding [a,c]	100,000	475,000
BB Holdings [a]	380,000	1,014,803
† Cass Information Systems	23,000	700,580
Centrue Financial	46,600	287,522
CFS Bancorp	75,000	292,500
Chemung Financial	40,000	800,000
CNB Financial	30,000	304,500
Commercial National Financial	20,000	290,200
Fauquier Bankshares	160,067	2,040,854
Financial Institutions	36,000	516,600
First Bancorp	40,200	799,578
HopFed Bancorp	61,000	671,000
Lakeland Financial	45,000	1,071,900
LCNB Corporation	30,000	270,000
Meta Financial Group	44,800	403,200
Wilber Corporation (The)	148,150	1,029,643

		11,346,030

Insurance - 2.1%
CRM Holdings [a]	124,000	210,800
First Acceptance [a]	258,405	749,374
† Hilltop Holdings [a]	121,400	1,182,436
Independence Holding	95,800	345,838
NYMAGIC	61,858	1,178,395

		3,666,843

Real Estate Investment Trusts - 0.3%
Vestin Realty Mortgage II [c]	144,230	454,325

Securities Brokers - 3.1%
Cowen Group [a]	123,600	771,264
Diamond Hill Investment Group	8,000	520,000
Evercore Partners Cl. A	13,600	169,864

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers (continued)
† FBR Capital Markets [a,c]	350,600	$1,703,916
International Assets Holding [a,c]	14,950	128,271
Sanders Morris Harris Group	199,000	1,192,010
Thomas Weisel Partners Group [a,c]	172,700	815,144

		5,300,469

Securities Exchanges - 1.0%
† Bolsa Mexicana de Valores [a]	948,500	684,912
MarketAxess Holdings [a]	123,700	1,009,392

		1,694,304

Total (Cost $30,726,925)		22,461,971

Financial Services – 7.2%
Diversified Financial Services - 1.0%
† Encore Capital Group [a]	98,000	705,600
FCStone Group [a,c]	18,000	79,740
World Acceptance [a]	47,951	947,512

		1,732,852

Information and Processing - 0.8%
† Value Line	40,887	1,411,419

Insurance Brokers - 0.1%
Western Financial Group	148,000	216,995

Investment Management - 3.6%
BKF Capital Group	387,000	309,600
† Dundee Corporation Cl. A [a]	140,200	687,088
Endeavour Financial	340,900	472,206
Epoch Holding Corporation	196,500	1,491,435
† JZ Capital Partners	70,000	48,824
MVC Capital	136,200	1,494,114
Queen City Investments	948	758,400
Sceptre Investment Counsel	78,000	338,032
U.S. Global Investors Cl. A	91,500	447,435

		6,047,134

Special Purpose Acquisition Corporation - 1.3%
Cockleshell [a]	465,300	357,907
Prospect Acquisition (Units) [a]	50,000	445,500
Shellshock [a]	42,200	33,673
Shermen WSC Acquisition [a]	220,000	1,265,000

		2,102,080

Specialty Finance - 0.4%
ASTA Funding	22,800	62,016
MRU Holdings [a]	130,800	5,258
NGP Capital Resources	68,080	569,830

		637,104

Total (Cost $16,269,207)		12,147,584

Health – 13.1%
Commercial Services - 0.2%
PDI [a]	96,800	388,168

Drugs and Biotech - 1.9%
Allos Therapeutics [a]	53,600	328,032
Anadys Pharmaceuticals [a,c]	210,400	330,328
BioCryst Pharmaceuticals [a,c]	200,000	274,000
Caraco Pharmaceutical Laboratories [a]	59,000	349,280
	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Cardiome Pharma [a]	18,800	$85,540
GenVec [a,c]	140,000	60,200
Hi-Tech Pharmacal [a]	35,000	193,900
Infinity Pharmaceuticals [a]	4,100	32,759
Lexicon Pharmaceuticals [a,c]	80,000	112,000
Momenta Pharmaceuticals [a,c]	62,500	725,000
Seattle Genetics [a]	39,000	348,660
Sinovac Biotech [a,c]	75,000	103,500
Strategic Diagnostics [a]	173,138	154,093
Theragenics Corporation [a]	145,800	170,586

		3,267,878

Health Services - 4.8%
† Advisory Board (The) [a]	51,700	1,152,910
Air Methods [a]	43,800	700,362
Albany Molecular Research [a]	15,000	146,100
Computer Programs and Systems	12,800	343,040
CorVel Corporation [a]	40,125	881,948
eResearch Technology [a]	302,000	2,002,260
Gentiva Health Services [a]	23,000	672,980
HMS Holdings [a]	25,100	791,152
On Assignment [a]	41,100	233,037
PharMerica Corporation [a]	40,000	626,800
Sun Healthcare Group [a]	41,000	362,850
U.S. Physical Therapy [a]	10,000	133,300

		8,046,739

Medical Products and Devices - 6.2%
ABIOMED [a,c]	15,000	246,300
Allied Healthcare Products [a]	226,798	659,982
Atrion Corporation	4,000	388,400
CAS Medical Systems [a]	62,600	121,444
Cerus Corporation [a]	38,600	27,020
Cutera [a]	22,800	202,236
† Cynosure Cl. A [a]	16,500	150,645
Del Global Technologies [a]	461,301	286,007
Exactech [a]	115,000	1,936,600
Kensey Nash [a]	23,650	459,046
Medical Action Industries [a]	125,250	1,252,500
Merit Medical Systems [a]	5,900	105,787
NMT Medical [a,c]	228,500	217,075
Orthofix International [a]	30,800	472,164
† Palomar Medical Technologies [a]	18,000	207,540
SenoRx [a]	40,100	93,834
Syneron Medical [a]	80,400	670,536
Synovis Life Technologies [a]	20,000	374,800
Utah Medical Products	42,300	928,485
† Virtual Radiologic [a,c]	92,000	780,160
Young Innovations	61,450	946,330

		10,526,891

Total (Cost $25,264,175)		22,229,676

Industrial Products – 20.1%
Automotive - 0.6%
† ATC Technology [a]	11,200	163,856
SORL Auto Parts [a,c]	75,000	120,000

38 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Industrial Products (continued)
Automotive (continued)
Strattec Security	1,000	$16,450
† US Auto Parts Network [a]	330,900	459,951
† Wonder Auto Technology [a,c]	50,100	196,392

		956,649

Building Systems and Components - 2.1%
AAON	109,500	2,286,360
Bunka Shutter	90,000	392,326
LSI Industries	142,663	980,095

		3,658,781

Construction Materials - 2.8%
Ash Grove Cement	8,000	1,680,000
Monarch Cement	50,410	1,414,001
Trex Company [a]	102,000	1,678,920

		4,772,921

Industrial Components - 1.3%
Deswell Industries[d]	824,371	1,096,413
Planar Systems [a]	172,000	104,920
Powell Industries [a]	26,800	777,736
Tech/Ops Sevcon	76,200	198,882

		2,177,951

Machinery - 4.8%
Active Power [a,c]	187,500	60,000
Alamo Group	37,000	553,150
Astec Industries [a]	30,000	939,900
Burnham Holdings Cl. [a]	95,000	802,750
† Columbus McKinnon [a]	12,300	167,895
Eastern Company (The)	39,750	341,850
Flow International [a]	65,000	157,300
FreightCar America	13,000	237,510
Hardinge	210,000	850,500
Hurco Companies [a]	54,266	651,192
Jinpan International	22,900	332,279
Kadant [a]	16,600	223,768
K-Tron International [a]	1,500	119,850
Mueller (Paul) Company	9,650	293,843
Sun Hydraulics	58,425	1,100,727
Tennant Company	92,300	1,421,420

		8,253,934

Metal Fabrication and Distribution - 2.8%
Central Steel & Wire	1,088	631,040
CompX International Cl. [a]	107,000	564,960
Encore Wire	15,000	284,400
† Fushi Copperweld [a]	54,300	286,161
Ladish Company [a]	45,000	623,250
Metalico [a,c]	26,000	40,300
NN	114,300	261,747
Olympic Steel	10,000	203,700
† RTI International Metals [a]	130,900	1,873,179

		4,768,737

Miscellaneous Manufacturing - 2.9%
PMFG [a]	168,800	1,613,728
Quixote Corporation	245,400	1,595,100
Raven Industries	58,400	1,407,440
	SHARES	VALUE
Industrial Products (continued)
Miscellaneous Manufacturing (continued)
Synalloy Corporation	58,200	$279,360

		4,895,628

Pumps, Valves and Bearings - 0.2%
CIRCOR International	14,000	385,000

Specialty Chemicals and Materials - 2.3%
Aceto Corporation	72,219	722,912
Balchem Corporation	42,250	1,052,448
Hawkins	118,167	1,806,773
Park Electrochemical	17,400	329,904

		3,912,037

Textiles - 0.2%
Unifi [a]	100,000	282,000

Other Industrial Products - 0.1%
† Research Frontiers [a,c]	50,000	108,500

Total (Cost $35,851,233)		34,172,138

Industrial Services – 15.2%
Advertising and Publishing - 0.1%
Voyager Learning [a]	125,000	162,500

Commercial Services - 5.5%
Acacia Research-Acacia Technologies [a]	127,950	388,968
Administaff	41,000	888,880
Canadian Solar [a,c]	25,000	161,500
CBIZ [a]	87,000	752,550
CDI Corporation	9,000	116,460
Diamond Management & Technology
Consultants	138,100	581,401
Exponent [a]	58,400	1,756,672
Forrester Research [a]	61,000	1,720,810
† Heritage-Crystal Clean [a]	54,372	625,278
Hudson Highland Group [a]	9,700	32,495
Kforce [a]	55,000	422,400
Lincoln Educational Services [a]	10,452	138,489
† Rentrak Corporation [a]	13,300	156,807
† Spherion Corporation [a]	290,200	641,342
Volt Information Sciences [a]	52,800	381,744
Waste Services [a]	90,034	592,424

		9,358,220

Engineering and Construction - 2.7%
Cavco Industries [a]	9,400	252,766
Hill International [a]	20,000	140,800
HLS Systems International [a,c]	196,027	550,836
Insituform Technologies Cl. A [a]	56,400	1,110,516
Integrated Electrical Services [a]	132,000	1,156,320
Skyline Corporation	32,100	641,679
Sterling Construction [a]	43,300	802,782

		4,655,699

Food, Tobacco and Agriculture - 1.5%
Cal-Maine Foods	22,500	645,750
Farmer Bros.	42,400	1,057,456
Hanfeng Evergreen [a]	51,100	233,044
ML Macadamia Orchards L.P. [a]	120,200	228,380

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 39

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Industrial Services (continued)
Food, Tobacco and Agriculture (continued)
Origin Agritech [a]	211,088	$430,619

		2,595,249

Industrial Distribution - 1.0%
Houston Wire & Cable	40,375	375,891
Lawson Products	43,800	1,000,830
Toshin Group	20,000	246,828

		1,623,549

Printing - 1.1%
Bowne & Co.	66,500	391,020
Courier Corporation	30,450	545,055
Multi-Color Corporation	31,200	493,584
Schawk	38,900	445,794

		1,875,453

Transportation and Logistics - 3.2%
Euroseas	38,000	163,400
Forward Air	50,700	1,230,489
Frozen Food Express Industries	82,000	465,760
Marten Transport [a]	13,550	256,908
Patriot Transportation Holding [a]	19,000	1,331,330
Universal Truckload Services [a]	134,200	1,900,272

		5,348,159

Other Industrial Services - 0.1%
American Ecology	6,000	121,380

Total (Cost $28,498,915)		25,740,209

Natural Resources – 10.9%
Energy Services - 4.3%
Boots & Coots International Well Control [a]	200,000	236,000
CE Franklin [a]	63,650	160,398
Dawson Geophysical [a]	53,213	947,723
Dril-Quip [a]	45,000	922,950
Gulf Island Fabrication	4,116	59,312
ION Geophysical [a]	93,500	320,705
† OYO Geospace [a,c]	7,130	124,561
Pason Systems	209,200	2,380,932
Pioneer Drilling [a]	57,500	320,275
T-3 Energy Services [a]	4,150	39,176
Tesco Corporation [a]	50,000	357,000
Willbros Group [a]	146,800	1,243,396
World Energy Solutions [a]	729,200	209,693

		7,322,121

Oil and Gas - 0.6%
Approach Resources [a]	12,000	87,720
GeoMet [a,c]	75,000	129,000
† Harvest Natural Resources [a,c]	30,000	129,000
Nuvista Energy [a]	96,800	676,698
PetroCorp [a,b]	104,200	0

		1,022,418

Precious Metals and Mining - 2.4%
Allied Nevada Gold [a]	123,700	625,922
Aurizon Mines [a]	197,000	638,280
Brush Engineered Materials [a,c]	50,800	646,176
	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Chesapeake Gold [a]	20,000	$51,519
Duluth Metals [a]	171,400	42,347
† Exeter Resource [a,c]	210,000	409,500
Gammon Gold [a]	83,836	458,583
Golden Star Resources [a,c]	168,100	168,100
† Horsehead Holding [a]	13,800	64,860
Midway Gold [a]	345,000	164,884
Minefinders Corporation [a]	36,000	185,400
New Gold [a]	141,200	201,916
Northgate Minerals [a]	270,000	224,100
† Seabridge Gold [a,c]	16,700	218,436
Vista Gold [a,c]	50,000	56,000

		4,156,023

Real Estate - 3.6%
† Avatar Holdings [a,c]	43,104	1,143,118
† Consolidated-Tomoka Land	32,100	1,225,899
Kennedy-Wilson [a]	21,500	731,000
PICO Holdings [a]	45,700	1,214,706
Pope Resources L.P.	39,100	778,090
† Tejon Ranch [a]	37,000	915,380
ZipRealty [a]	25,000	66,250

		6,074,443

Total (Cost $19,523,584)		18,575,005

Technology – 21.3%
Aerospace and Defense - 2.6%
Astronics Corporation [a]	26,400	234,960
Ducommun	72,100	1,204,070
HEICO Corporation	33,600	1,304,688
HEICO Corporation Cl. A	12,100	350,416
Integral Systems [a]	83,420	1,005,211
SIFCO Industries [a]	45,800	272,510

		4,371,855

Components and Systems - 3.2%
Aladdin Knowledge Systems [a]	27,300	168,168
CSP [a]	122,581	364,066
Evans & Sutherland Computer [a]	96,272	57,763
† Frequency Electronics [a]	220,000	627,000
InFocus Corporation [a]	90,000	71,010
Measurement Specialties [a]	20,000	139,000
† Methode Electronics	156,400	1,054,136
Newport Corporation [a]	55,900	379,002
OPTEX Company	35,000	314,889
Richardson Electronics	265,900	784,405
Rimage Corporation [a]	20,000	268,200
SCM Microsystems [a,c]	30,000	67,500
Spectrum Control [a]	27,090	166,333
Technitrol	178,100	619,788
TransAct Technologies [a]	78,600	360,774

		5,442,034

Distribution - 0.3%
Agilysys	90,000	386,100

40 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE
Technology (continued)
Distribution (continued)
† ScanSource [a,c]	7,600	$146,452

		532,552

Internet Software and Services - 1.0%
† ActivIdentity Corporation [a]	68,400	122,436
AsiaInfo Holdings [a]	52,500	621,600
iPass [a]	140,000	170,800
† Marchex Cl. B	103,000	600,490
RealNetworks [a]	40,000	141,200
Website Pros [a]	18,050	66,063

		1,722,589

IT Services - 3.8%
Computer Task Group [a]	311,100	1,001,742
iGATE Corporation [a]	283,400	1,844,934
Sapient Corporation [a]	500,000	2,220,000
Syntel	54,300	1,255,416
Yucheng Technologies [a,c]	20,500	149,445

		6,471,537

Semiconductors and Equipment - 3.5%
Actions Semiconductor ADR [a]	69,450	111,815
Advanced Energy Industries [a]	19,300	192,035
† ANADIGICS [a]	137,300	203,204
CEVA [a]	47,534	332,738
Cohu	17,900	217,485
CyberOptics Corporation [a]	20,000	104,000
Exar Corporation [a]	121,208	808,457
Ikanos Communications [a]	63,900	80,514
Intevac [a,c]	40,550	205,589
† Mattson Technology [a]	44,900	63,309
Melco Holdings	30,000	309,050
† Micrel	100,000	731,000
† Microtune [a]	350,000	714,000
PLX Technology [a]	80,000	137,600
† Rubicon Technology [a,c]	7,500	31,950
† Sigma Designs [a,c]	7,400	70,300
† SiRF Technology Holdings [a,c]	20,600	26,368
Trident Microsystems [a]	71,300	134,757
TTM Technologies [a]	159,500	830,995
Virage Logic [a]	180,000	538,200
Zarlink Semiconductor [a]	160,600	35,332

		5,878,698

Software - 4.9%
ACI Worldwide [a]	97,600	1,551,840
American Software Cl. [a]	84,200	395,740
Bottomline Technologies [a]	28,600	203,060
Fundtech [a]	51,000	353,940
OpenTV Cl. A [a]	108,400	133,332
† PAR Technology [a]	88,900	493,395
Pegasystems	257,500	3,182,700
Phoenix Technologies [a,c]	32,310	113,085
PLATO Learning [a]	160,000	192,000
† SourceForge [a,c]	600,000	540,000
SPSS [a]	44,600	1,202,416

		8,361,508

	SHARES	VALUE
Technology (continued)
Telecommunications - 2.0%
Anaren [a]	44,800	$535,360
Atlantic Tele-Network	4,100	108,855
† Ceragon Networks [a,c]	18,700	94,435
Cogo Group [a]	87,700	426,222
Diguang International Development [a]	300,000	18,300
Globecomm Systems [a]	22,730	124,787
NETGEAR [a]	30,000	342,300
Novatel Wireless [a]	35,500	164,720
PC-Tel	44,100	289,737
ViaSat [a]	46,812	1,127,233
Westell Technologies Cl. A [a,c]	160,000	42,400
Zhone Technologies [a]	1,031,600	85,623

		3,359,972

Total (Cost $39,168,542)		36,140,745

Miscellaneous [e] – 5.0%
Total (Cost $9,609,237)		8,486,732

TOTAL COMMON STOCKS
(Cost $235,556,799)		204,812,872

PREFERRED STOCK – 0.8%
Seneca Foods Conv. [a]
(Cost $943,607)	75,409	1,349,821

REPURCHASE AGREEMENT – 14.0%
State Street Bank & Trust Company, 0.01% dated 12/31/08, due 1/2/09, maturity value $23,802,013 (collateralized by obligations of various U.S. Government Agencies, valued at $26,508,000) (Cost $23,802,000)		23,802,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.9626%)
(Cost $7,767,873)		7,767,873

TOTAL INVESTMENTS – 140.0%
(Cost $268,070,279)		237,732,566

LIABILITIES LESS CASH AND OTHER ASSETS – (4.7)%		(7,878,135)

PREFERRED STOCK – (35.3)%		(60,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%		$169,854,431

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 41

Royce Micro-Cap Trust	December 31, 2008

Schedule of Investments

†	New additions in 2008.

[a]	Non-income producing.

[b]	Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.

[c]	All or a portion of these securities were on loan at December 31, 2008. Total market value of loaned securities at December 31, 2008 was $7,597,831.

[d]	At December 31, 2008, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

[e]	Includes securities first acquired in 2008 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2008 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $270,194,192. At December 31, 2008, net unrealized depreciation for all securities was $(32,461,626), consisting of aggregate gross unrealized appreciation of $42,385,436 and aggregate gross unrealized depreciation of $74,847,062. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

42 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	December 31, 2008

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies (cost $241,337,838)	$212,834,153
Affiliated Companies (cost $2,980,441)	1,096,413

Total investments at value	213,930,566
Repurchase agreements (at cost and value)	23,802,000
Receivable for investments sold	269,341
Receivable for dividends and interest	341,275
Prepaid expenses and other assets	18,062

Total Assets	238,361,244

LIABILITIES:
Payable for collateral on loaned securities	7,767,873
Payable to custodian for cash overdrawn and foreign currency	13,679
Payable for investments purchased	381,935
Payable for investment advisory fee	144,875
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	118,451

Total Liabilities	8,506,813

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$169,854,431

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $ 0.001 par value per share; 26,577,014 shares outstanding (150,000,000 shares authorized)	$230,350,134
Undistributed net investment income (loss)	(1,117,851)
Accumulated net realized gain (loss) on investments and foreign currency	(28,960,872)
Net unrealized appreciation (depreciation) on investments and foreign currency	(30,336,980)
Preferred dividends accrued but not yet declared	(80,000)

Net Assets applicable to Common Stockholders (net asset value per share - $6.39)	$169,854,431

*Investments at identified cost (including $7,767,873 of collateral on loaned securities)	$244,268,279
Market value of loaned securities	7,597,831

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 43

Royce Micro-Cap Trust	Year Ended December 31, 2008

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$3,415,370
Affiliated Companies	425,961
Interest	227,741
Securities lending	469,698

Total income	4,538,770

Expenses:
Investment advisory fees	3,769,539
Stockholder reports	155,101
Custody and transfer agent fees	73,291
Directors’ fees	55,957
Professional fees	41,152
Administrative and office facilities expenses	31,868
Other expenses	75,582

Total expenses	4,202,490
Fees waived by investment adviser	(72,500)

Net expenses	4,129,990

Net investment income (loss)	408,780

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	(5,682,129)
Affiliated Companies	(1,141,958)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(138,088,528)

Net realized and unrealized gain (loss) on investments and foreign currency	(144,912,615)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	(144,503,835)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$(148,103,834)
* Net of foreign withholding tax of $47,144.

44 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$408,780	$(234,430)
Net realized gain (loss) on investments and foreign currency	(6,824,087)	32,803,797
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(138,088,528)	(27,184,286)

Net increase (decrease) in net assets resulting from investment operations	(144,503,835)	5,385,081

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(362,850)	(224,280)
Net realized gain on investments and foreign currency	(3,237,150)	(3,375,720)

Total distributions to Preferred Stockholders	(3,600,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	(148,103,835)	1,785,081

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(2,356,920)	(1,991,543)
Net realized gain on investments and foreign currency	(20,757,478)	(29,975,444)
Return of capital	(6,834,718)	-

Total distributions to Common Stockholders	(29,949,116)	(31,966,987)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	16,431,866	17,975,152

Total capital stock transactions	16,431,866	17,975,152

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(161,621,085)	(12,206,754)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	331,475,516	343,682,270

End of year (including undistributed net investment income (loss) of $(1,117,851) at 12/31/08 and
$(1,435,509) at 12/31/07)	$169,854,431	$331,475,516

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 45

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$13.48	$14.77	$13.43	$14.34	$13.33

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	(0.00)	0.01	(0.03)	(0.08)
Net realized and unrealized gain (loss) on investments and
foreign currency	(5.70)	0.24	3.04	1.14	2.62

Total investment operations	(5.68)	0.24	3.05	1.11	2.54

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.01)	(0.02)	–	–
Net realized gain on investments and foreign currency	(0.13)	(0.14)	(0.14)	(0.17)	(0.19)

Total distributions to Preferred Stockholders	(0.14)	(0.15)	(0.16)	(0.17)	(0.19)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(5.82)	0.09	2.89	0.94	2.35

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.09)	(0.08)	(0.20)	–	–
Net realized gain on investments and foreign currency	(0.83)	(1.27)	(1.35)	(1.85)	(1.33)
Return of capital	(0.27)	–	–	–	–

Total distributions to Common Stockholders	(1.19)	(1.35)	(1.55)	(1.85)	(1.33)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.08)	(0.03)	(0.00)	0.00	(0.01)

Total capital stock transactions	(0.08)	(0.03)	(0.00)	0.00	(0.01)

NET ASSET VALUE, END OF PERIOD	$6.39	$13.48	$14.77	$13.43	$14.34

MARKET VALUE, END OF PERIOD	$5.62	$11.94	$16.57	$14.56	$15.24

TOTAL RETURN (a):
Market Value	(45.84)%	(20.54)%	26.72%	8.90%	33.44%
Net Asset Value	(45.45)%	0.64%	22.46%	6.75%	18.69%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS:
Total expenses (b,c)	1.55%	1.56%	1.64%	1.63%	1.62%
Management fee expense (d)	1.39%	1.44%	1.49%	1.43%	1.43%
Other operating expenses	0.16%	0.12%	0.15%	0.20%	0.19%
Net investment income (loss)	0.15%	(0.07)%	0.05%	(0.27)%	(0.56)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$169,854	$331,476	$343,682	$293,719	$290,364
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000	$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	42%	41%	34%	46%	32%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share	$95.77	$163.11	$168.20	$147.38	$145.98
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
6.00% Cumulative	$23.08	$24.06	$24.15	$24.97	$24.66

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.26%, 1.33%, 1.38%, 1.35% and 1.32% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.58% for the year ended December 31, 2008; before waiver of fees and earnings credits would have been 1.58%, 1.56%, 1.64%, 1.63% and 1.62% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of management fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.
(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.

46 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
   Royce Micro-Cap Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008:

Level 1	Level 2	Level 3	Total

$188,129,270	$49,603,296	$0	$237,732,566

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
    The Fund values its non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

2008 Annual Report to Stockholders  |  47

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Securities Lending:
    The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
    In 2008, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
   The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Allocated administrative and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
    The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
    The Fund issued 1,985,915 and 1,320,682 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2008 and 2007, respectively.
   At December 31, 2008, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
   The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

48  |  2008 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement:
    As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
   The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
   Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
   For twelve rolling 36-month periods in 2008, the Fund’s investment performance ranged from 8% above to 11% below the investment performance of the Russell 2000. Additionally, the Fund waived a portion of its advisory fee ($72,500) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,843,974 and a net downward adjustment of $74,435 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2008, the Fund accrued and paid Royce advisory fees totaling $3,697,039.

Purchases and Sales of Investment Securities:
    For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $132,486,746 and $154,045,132, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders during 2008 and 2007 was as follows:			The tax character of distributions paid to preferred stockholders during 2008 and 2007 was as follows:

Distributions paid from:	2008	2007	Distributions paid from:	2008	2007
Ordinary income	$2,356,920	$2,276,049	Ordinary income	$362,850	$256,320
Long-term capital gain	20,757,478	29,690,938	Long-term capital gain	3,237,150	3,343,680
Return of capital	6,834,718	-	Return of capital	-	-

	$29,949,116	$31,966,987		$3,600,000	$3,600,000

As of December 31, 2008, tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income		-
Undistributed long-term capital gain		-
Unrealized depreciation		$(32,460,893)
Post October currency loss*		(27,954,810)
Accrued preferred distributions		(80,000)

		$(60,495,703)

*Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, the Fund had $27,954,810 of post October losses.

   The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.

2008 Annual Report to Stockholders | 49

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Distributions to Stockholders (continued):
    For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2008, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$2,628,648	$(1,328,956)	$(1,299,692)

Transactions in Affiliated Companies:
    An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2008:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	Gain (Loss)	Income	12/31/08	12/31/08
BKF Capital Group*	406,500	$902,430	-	$73,854	$(32,865)	$387,000
Deswell Industries	105,300	637,065	$2,042,162	-	-	38,961	824,371	$1,096,413
Tapestry Pharmaceuticals*	815,600	244,680	13,272	1,113,549	(1,109,093)	-
		$1,784,175			$(1,141,958)	$425,961		$1,096,413
*Not an Affiliated Company at December 31, 2008.

50 | 2008 Annual Report to Stockholders

Royce Micro-Cap Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Micro-Cap Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2009

2008 Annual Report to Stockholders | 51

Royce Focus Trust

Schedule of Investments

	SHARES	VALUE

COMMON STOCKS - 97.6%

Consumer Products - 10.8%
Apparel, Shoes and Accessories - 3.0%
Fossil [a]	100,000	$1,670,000
Timberland Company (The) Cl. A [a]	100,000	1,155,000

		2,825,000

Food/Beverage/Tobacco - 3.8%
†Industrias Bachoco ADR	100,000	1,450,000
Sanderson Farms	59,900	2,070,144

		3,520,144

Health, Beauty and Nutrition - 1.6%
Nu Skin Enterprises Cl. [a]	140,000	1,460,200

Sports and Recreation - 2.4%
Thor Industries	120,000	1,581,600
Winnebago Industries	100,000	603,000

		2,184,600

Total (Cost $17,753,516)		9,989,944

Consumer Services - 1.5%
Retail Stores - 1.5%
†Men’s Wearhouse (The)	100,000	1,354,000

Total (Cost $1,965,005)		1,354,000

Financial Intermediaries - 4.6%
Banking - 1.2%
BB Holdings [a]	400,000	1,068,214

Securities Brokers - 3.1%
Knight Capital Group Cl. A [a]	180,000	2,907,000

Other Financial Intermediaries - 0.3%
KKR Financial Holdings	200,000	316,000

Total (Cost $5,995,848)		4,291,214

Financial Services - 4.0%
Investment Management - 4.0%
Endeavour Financial	600,000	831,105
†Sprott	500,000	1,741,596
U.S. Global Investors Cl. A	226,000	1,105,140

Total (Cost $9,028,479)		3,677,841

Health - 5.3%
Drugs and Biotech - 5.0%
Endo Pharmaceuticals Holdings [a]	140,000	3,623,200
Lexicon Pharmaceuticals [a,b]	500,000	700,000
ULURU [a]	1,000,009	280,003

		4,603,203

Medical Products and Devices - 0.3%
Caliper Life Sciences [a]	352,300	341,731

Total (Cost $8,291,459)		4,944,934

Industrial Products - 25.0%
Building Systems and Components - 2.7%
Simpson Manufacturing	90,000	2,498,400

	SHARES	VALUE

Industrial Products (continued)
Industrial Components - 0.9%
†GrafTech International [a]	100,000	$832,000

Machinery - 5.3%
Lincoln Electric Holdings	60,000	3,055,800
Woodward Governor	80,000	1,841,600

		4,897,400

Metal Fabrication and Distribution - 11.2%
Kennametal	118,600	2,631,734
Reliance Steel & Aluminum	100,000	1,994,000
Schnitzer Steel Industries Cl. A	70,000	2,635,500
†Sims Group ADR	250,000	3,105,000

		10,366,234

Miscellaneous Manufacturing - 1.3%
Rational	10,000	1,186,423

Pumps, Valves and Bearings - 3.6%
†Gardner Denver [a]	60,000	1,400,400
Pfeiffer Vacuum Technology	30,000	1,986,467

		3,386,867

Total (Cost $23,766,008)		23,167,324

Industrial Services - 9.3%
Commercial Services - 3.0%
CRA International [a]	40,000	1,077,200
Korn/Ferry International [a]	150,000	1,713,000

		2,790,200

Food, Tobacco and Agriculture - 4.4%
†CF Industries Holdings	40,000	1,966,400
†Intrepid Potash [a]	100,000	2,077,000

		4,043,400

Transportation and Logistics - 1.9%
Arkansas Best	60,000	1,806,600

Total (Cost $9,295,342)		8,640,200

Natural Resources - 26.9%
Energy Services - 12.2%
Ensign Energy Services	250,000	2,677,197
†Major Drilling Group International	120,000	1,215,067
Pason Systems	180,000	2,048,603
Tesco Corporation [a]	160,000	1,142,400
Trican Well Service	240,000	1,547,509
Unit Corporation [a]	100,300	2,680,016

		11,310,792

Precious Metals and Mining - 14.7%
†Alamos Gold [a]	380,000	2,693,398
Allied Nevada Gold [a]	350,000	1,771,000
Gammon Gold [a]	450,000	2,461,500
Ivanhoe Mines [a]	300,000	810,000
Pan American Silver [a]	200,000	3,414,000
Silver Standard Resources [a,b]	150,000	2,391,000

		13,540,898

Total (Cost $33,030,769)		24,851,690

52 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2008

	SHARES	VALUE

Technology - 10.2%
Aerospace and Defense - 2.2%
†Ceradyne [a]	100,000	$2,031,000

Components and Systems - 2.4%
MKS Instruments [a]	150,000	2,218,500

Semiconductors and Equipment - 3.7%
†Lam Research [a]	80,100	1,704,528
†Sigma Designs [a]	180,200	1,711,900

		3,416,428

Telecommunications - 1.9%
ADTRAN	120,000	1,785,600

Total (Cost $15,192,916)
		9,451,528

TOTAL COMMON STOCKS
(Cost $124,319,342)		90,368,675

PREFERRED STOCK - 7.9%
Kennedy-Wilson Conv.[c,d]
(Cost $9,000,000)	9,000	7,285,707

VALUE

REPURCHASE AGREEMENT - 21.6%
State Street Bank & Trust Company,
0.01% dated 12/31/08, due 1/2/09,
maturity value $19,959,011 (collateralized by obligations of various U.S. Government Agencies, valued at $20,462,518) (Cost $19,959,000)	$19,959,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED - 0.5%
Money Market Funds
Federated Government Obligations Fund (7 day yield - 0.9626%) (Cost $502,994)	502,994

TOTAL INVESTMENTS - 127.6%
(Cost $153,781,336)	118,116,376

LIABILITIES LESS CASH

AND OTHER ASSETS - (0.6)%	(566,704)
PREFERRED STOCK - (27.0)%	(25,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS - 100.0%	$92,549,672

†	New additions in 2008.

[a]	Non-income producing.

[b]	All or a portion of these securities were on loan at December 31, 2008. Total market value of loaned securties at December 31, 2008 was $507,033.

[c]

A security for which market quotations are not readily available represents 7.9% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Directors.

[d]

This security, and the common stock into which the security is convertible, are not and will not be registered under the Securities Act of 1933 and related rules (“restricted security”). Accordingly, such securities may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2008 market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $153,506,367. At December 31, 2008, net unrealized depreciation for all securities was $(35,389,991), consisting of aggregate gross unrealized appreciation of $9,729,910 and aggregate gross unrealized depreciation of $45,119,901. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 53

Royce Focus Trust	December 31, 2008

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$98,157,376
Repurchase agreements (at cost and value)	19,959,000
Cash and foreign currency	311
Receivable for dividends and interest	105,777
Prepaid expenses and other assets	14,036

Total Assets	118,236,500

LIABILITIES:
Payable for collateral on loaned securities	502,994
Payable for investment advisory fee	70,784
Preferred dividends accrued but not yet declared	33,330
Accrued expenses	79,720

Total Liabilities	686,828

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$92,549,672

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 19,459,915 shares outstanding (150,000,000 shares authorized)	$129,100,679
Undistributed net investment income (loss)	273,411)
Accumulated net realized gain (loss) on investments and foreign currency	(1,124,314)
Net unrealized appreciation (depreciation) on investments and foreign currency	(35,666,771)
Preferred dividends accrued but not yet declared	(33,333)

Net Assets applicable to Common Stockholders (net asset value per share - $4.76)	$92,549,672

*Investments at identified cost (including $502,994 of collateral on loaned securities)	$133,822,336
Market value of loaned securities	507,033

54 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	Year Ended December 31, 2008

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*	$2,002,195
Interest**	871,522
Securities lending	66,444

Total income	2,940,161

Expenses:
Investment advisory fees	1,677,432
Stockholder reports	94,261
Custody and transfer agent fees	62,032
Professional fees	36,235
Directors’ fees	27,797
Administrative and office facilities expenses	16,265
Other expenses	66,187

Total expenses	1,980,209
Compensating balance credits	(2,858)
Fees waived by investment adviser	(62,842)

Net expenses	1,914,509

Net investment income (loss)	1,025,652

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	4,693,291
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(74,225,556)

Net realized and unrealized gain (loss) on investments and foreign currency	(69,532,265)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	(68,506,613)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$(70,006,613)

*	Net of foreign withholding tax of $62,146.
**	Net of foreign withholding tax of $48,424.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 55

Royce Focus Trust

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/08	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,025,652	$1,988,494
Net realized gain (loss) on investments and foreign currency	4,693,291	29,154,418
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(74,225,556)	(10,391,522)

Net increase (decrease) in net assets resulting from investment operations	(68,506,613)	20,751,390

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(240,568)	(331,350)
Net realized gain on investments and foreign currency	(1,259,432)	(1,168,650)

Total distributions to Preferred Stockholders	(1,500,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	(70,006,613)	19,251,390

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(1,314,438)	(7,385,265)
Net realized gain on investments and foreign currency	(6,881,428)	(26,047,361)
Return of capital	(662,631)	–

Total distributions to Common Stockholders	(8,858,497)	(33,432,626)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	5,607,374	21,421,393

Total capital stock transactions	5,607,374	21,421,393

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(73,257,736)	7,240,157

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	165,807,408	158,567,251

End of year (including undistributed net investment income (loss) of $273,411 at 12/31/08 and $(4,782,842) at 12/31/07)	$92,549,672	$165,807,408

56 | 2008 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF PERIOD	$8.92	$9.75	$9.76	$9.75	$9.00

INVESTMENT OPERATIONS:
Net investment income (loss)	0.07	0.15	0.16	0.06	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(3.67)	1.12	1.50	1.44	2.63

Total investment operations	(3.60)	1.27	1.66	1.50	2.65

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.02)	(0.01)	(0.01)	(0.00)
Net realized gain on investments and foreign currency	(0.07)	(0.07)	(0.09)	(0.11)	(0.15)

Total distributions to Preferred Stockholders	(0.08)	(0.09)	(0.10)	(0.12)	(0.15)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	(3.68)	1.18	1.56	1.38	2.50

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.07)	(0.44)	(0.20)	(0.06)	(0.02)
Net realized gain on investments and foreign currency	(0.37)	(1.57)	(1.37)	(1.15)	(1.72)
Return of capital	(0.03)	-	-	-	-

Total distributions to Common Stockholders	(0.47)	(2.01)	(1.57)	(1.21)	(1.74)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.00)	(0.00)	(0.03)	(0.01)
Effect of rights offering and Preferred Stock offering	-	-	-	(0.13)	-

Total capital stock transactions	(0.01)	(0.00)	(0.00)	(0.16)	(0.01)

NET ASSET VALUE, END OF PERIOD	$4.76	$8.92	$9.75	$9.76	$9.75

MARKET VALUE, END OF PERIOD	$4.60	$8.97	$10.68	$9.53	$10.47

TOTAL RETURN (a):
Market Value	(44.94)%	3.02%	30.50%	3.03%	47.26%
Net Asset Value	(42.71)%	12.22%	16.33%	13.31%	29.21%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.34%	1.31%	1.36%	1.48%	1.53%
Management fee expense	1.13%	1.14%	1.16%	1.21%	1.27%
Other operating expenses	0.21%	0.17%	0.20%	0.27%	0.26%
Net investment income (loss)	0.72%	1.13%	1.54%	0.63%	0.24%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$92,550	$165,807	$158,567	$143,244	$105,853
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$25,000	$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	51%	62%	30%	42%	52%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share	$117.55	$190.81	$183.57	$168.24	$130.85
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$22.89	$24.37	$24.98	$25.38	$24.83

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.14%, 1.15% 1.17%, 1.22% and 1.21% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.39% for the year ended December 31, 2008; before waiver of fees and earnings credits would have been 1.39%, 1.32%, 1.36%, 1.48% and 1.53% for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, respectively.
(d)	The average of month-end market values during the period that the Preferred Stock was outstanding.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2008 Annual Report to Stockholders | 57

Royce Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Focus Trust, Inc. (the "Fund"), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008:
Level 1	Level 2	Level 3	Total

$73,373,095	$37,457,574	$7,285,707	$118,116,376

Level 3 Reconciliation:
	Change in unrealized appreciation
Balance as of 12/31/07	(depreciation)	Purchases	Balance as of 12/31/08

$0	$(1,714,293)	$9,000,000	$7,285,707

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     The Fund values its non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

58 | 2008 Annual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (continued)

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     In 2008, the Fund paid quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Allocated administrative and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
     The Fund issued 864,595 and 2,332,768 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2008 and 2007, respectively.
     At December 31, 2008, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

2008 Annual Report to Stockholders | 59

Royce Focus Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. The Fund waived a portion of its advisory fee $(62,842) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2008, the Fund accrued and paid Royce advisory fees totaling $1,614,590.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $78,421,290 and $79,775,700, respectively.

Distributions to Stockholders:
The tax character of distributions paid to common stockholders during 2008 and 2007 was as follows:			The tax character of distributions paid to preferred stockholders during 2008 and 2007 was as follows:

Distributions paid from:	2008	2007	Distributions paid from:	2008	2007
Ordinary income	$1,314,438	$8,124,126	Ordinary income	$240,568	$364,500
Long-term capital gain	6,881,428	25,308,500	Long-term capital gain	1,259,432	1,135,500
Return of capital	662,631	-	Return of capital	-	-

	$8,858,497	$33,432,626		$1,500,000	$1,500,000

As of December 31, 2008, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income		-
Post October currency loss*		$(1,125,872)
Unrealized depreciation		(35,391,802)
Accrued preferred distributions		(33,333)

		$(36,551,007)

*Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, the Fund had $1,125,872 of post October losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2008, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$5,585,607	$(329,949)	$(5,255,658)

60 | 2008 Annual Report to Stockholders

Royce Focus Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Focus Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2009

2008 Annual Report to Stockholders | 61

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of micro-, small- and mid-cap companies, that may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The S&P 500 and S&P SmallCap 600 are indices of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indices used in this Review and Report were based on information supplied to Royce by Russell Investments and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•   the Funds’ future operating results
•   the prospects of the Funds’ portfolio companies
•   the impact of investments that the Funds have made or may make

•   the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•   the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

 Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2009. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro -Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2008, filed with the Securities and Exchange Commission.

62 | 2008 Annual Report to Stockholders

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N -Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N -Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service , call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Value Trust, Inc.
At the 2008 Annual Meeting of Stockholders held on September 25, 2008, the Fund’s stockholders elected four Directors, consisting of:
	VOTES FOR	VOTES WITHHELD
* Donald R. Dwight	64,764,901	1,141,039

* Stephen L. Isaacs	64,841,589	1,064,351

** William L. Koke	8,185,226	151,801

** David L. Meister	8,188,143	148,884

* Common Stock and Preferred Stock voting together as a single class.
** Preferred Stock voting as a separate class.

Royce Micro-Cap Trust, Inc.
At the 2008 Annual Meeting of Stockholders held on September 25, 2008, the Fund’s stockholders elected four Directors, consisting of:
	VOTES FOR	VOTES WITHHELD
* Donald R. Dwight	24,399,143	428,360

* Stephen L. Isaacs	24,407,313	420,290

** William L. Koke	2,217,864	38,804

** David L. Meister	2,210,364	46,304

* Common Stock and Preferred Stock voting together as a single class.
** Preferred Stock voting as a separate class.

Royce Focus Trust, Inc.
At the 2008 Annual Meeting of Stockholders held on September 25, 2008, the Fund’s stockholders elected four Directors, consisting of:
	VOTES FOR	VOTES WITHHELD
* Donald R. Dwight	16,408,582	236,886

* William L. Koke	16,411,164	234,304

** Stephen L. Isaacs	919,928	7,289

** David L. Meister	919,928	7,289

* Common Stock and Preferred Stock voting together as a single class.
** Preferred Stock voting as a separate class.

2008 Annual Report to Stockholders | 63

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Director*, President
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1986
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

 Mark R. Fetting, Director*
 Age: 54 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President, Chief Executive Officer and Director of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Director**
Age: 77 | Number of Funds Overseen: 28 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Director
 Age: 70 | Number of Funds Overseen: 28 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

 Stephen L. Isaacs, Director
 Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

 William L. Koke, Director
 Age: 74 | Number of Funds Overseen: 28 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Director
Age: 66 | Number of Funds Overseen: 42 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 69 | Number of Funds Overseen: 28 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 63 | Number of Funds Overseen: 42 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 57 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 50 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 50 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 46 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 41 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 49 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Director ** Retired from the Funds’ Board of Directors effective January 1, 2009.

64   |   The Royce Funds 2008 Annual Report to Stockholders

Postscript: Where Were You When... ?

The assassination of John F. Kennedy, The Beatles’ first appearance on the Ed Sullivan Show, Neil Armstrong walking on the moon, Richard Nixon’s resignation, Elvis’s death, the fall of the Berlin Wall, the Tiananmen Square protests, 9/11: These represent a partial list of historical events that not only lead us to remember what we were doing when they occurred, but also compel us to ask of others, “Where were you when this happened?”

palpably during the first 10 trading days of October, as equity prices tumbled downward at record speed. Beginning in 2007, plenty of signs could be seen that stock prices were overdue for correction. However, we were astonished by the magnitude and velocity of the decline. Realizing that we were neither smart nor skilled enough to stop the inexorable march downward for our portfolios made it a sobering time. Having always prided ourselves on being effective risk managers and enjoying several funds’ long records of strong down market results, we were more than a little taken aback by the increasingly negative returns for even our most conservatively managed portfolios.

     It speaks to a need many of us have to engage others in creating a collective memory out of our own subjective experience, an effort to cultivate a shared sense of a past that stores enormous events that transcend the everyday. For many people in the investment business, certainly for all of us here at Royce, the events of the last few months—beginning in mid-September and continuing through the end of the year—more than qualify as this kind of experience. It’s doubtful that the travails of the stock market, which are, after all, merely part of the larger story of a global economy in crisis, have entered the popular imagination at large as a watershed event. However, they have worked their way into the minds of most of us who toil away in the financial markets as exactly this sort of happening.

     It’s an old Wall Street cliché that in a real bear market no stock is spared. Confronted with the stark reality of that statement during this past year, we asked ourselves what we might have done differently. The conclusion was not hard to reach. We are what we are—disciplined and conservative value investors in the smaller stock universe. For decades, our calling card has been not only our approach, but also that we stick with it regardless of market movements and trends. To change now would mean not being true to what we have always been. We still think that it’s best to be consistent, even as we understand how little comfort that offers to investors—ourselves included—who are probably still smarting from the sticker shock of their year-end statements.

     Of course, not all remarkable historical occurrences are seen as negative, though the stock market’s recent problems share traits with other dramatically difficult situations. As such, the precipitous declines of 2008 could not help but lead us to moments of reflection. Extraordinary times inevitably prompt questions about how things got this way, how they may have gone differently and how they might be avoided in the future.
     We have made no secret of our dismay at just how bad it has all been, and we have not been shy about the shock we felt, most

We are what we are—disciplined and conservative value investors in the smaller stock universe. For decades, our calling card has been not only our approach, but also that we stick with it regardless of market movements and trends. To change now would mean not being true to what we have always been.

     Along with 1907 and 1929, 2008 will enter the annals of stock market history as a truly disastrous year, as opposed to years such as 2002 or 1990 that were merely lousy. It enters our own history as easily the worst year that we have endured as a firm, one in which we will never forget where we were.

This page is not part of the 2008 Annual Report to Stockholders

Wealth Of Experience
With approximately $19 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 14 Portfolio Managers, as well as seven assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $74 million invested in The Royce Funds.

1414 Avenue of the Americas | New York, NY 10019 | (800) 221-4268 | www.roycefunds.com

General Information	RIA Services	Broker/Dealer Services	Computershare
Additional Report Copies	Fund Materials and	Fund Materials and	Transfer Agent
and Prospectus Inquiries	Performance Updates	Performance Updates	and Registrar
(800) 221-4268	(800) 33-ROYCE (337-6923)	(800) 59-ROYCE (597-6923)	(800) 426-5523

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)

Arthur S. Mehlman was designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2008 - $38,500
Year ended December 31, 2007 - $35,500

(b)	Audit-Related Fees:
Year ended December 31, 2008 - $1,500 – Preparation of reports to rating agency for Preferred Stock
Year ended December 31, 2007 - $1,500 – Preparation of reports to rating agency for Preferred Stock

(c)	Tax Fees:
Year ended December 31, 2008 - $6,500 - Preparation of tax returns
Year ended December 31, 2007 - $6,000 - Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2008 - $0
Year ended December 31, 2007 - $0

(e)(1)     Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

              If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

              Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2008 - $8,000
Year ended December 31, 2007 - $7,500

(h)	No such services were rendered during 2008 or 2007.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6. Investments. (a) See Item 1. (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

June 5, 2003,
as amended through December 1, 2008

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration or his designee is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.

     From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration or his designee and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration or his designee maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration or his designee allowing such differing votes. The Head of Administration or his designee performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.

     There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.

     A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.

     If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration or his designee will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest.   The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration or his designee develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping.    A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. (a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2008)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	President and member of the Board of Directors of the Registrant	Since 1986

President, Chief Investment Officer and member of the Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Registrant, Royce Focus Trust, Inc., Royce Micro-Cap Trust, Inc. (“RMT”), The Royce Fund and Royce Capital Fund (collectively, “The Royce Funds”).

Chris Flynn	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Principal, Assistant Portfolio Manager and Senior Analyst at Royce (since 1993).
Michael Hveem	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); Assistant Portfolio Manager at Royce (since April 1, 2007); and Senior Analyst at Royce (since 1999).
David Nadel	Assistant Portfolio Manager*	Since April 1, 2007

Assistant Portfolio Manager of the Registrant (since April 1, 2007); Portfolio Manager and Senior Analyst at Royce ( since 2006); Senior Portfolio Manager at Neuberger Berman Inc. (2004-2006); and Senior Analyst at Pequot Capital Management, Inc. (2001-2003).

* Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of Registrant’s Portfolio Manager.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2008)

Other Accounts
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	15	$11,130,136,901	5	$1,073,183,743
	Private pooled investment vehicles	2	$22,296,000	2	$22,296,000
	Other accounts*	11	$41,354,773	-	-

Chris Flynn
	Registered investment companies	4	$4,422,984,845	2	$1,053,088,493
	Private pooled investment vehicles	0	-	-	-
	Other accounts*	0	-	-	-

Michael Hveem
	Registered investment companies	1	$823,234,062	1	$823,234,062
	Private pooled investment vehicles	0	-	-	-
	Other accounts*	0	-	-	-

David Nadel
	Registered investment companies	5	$1,450,727,587	2	$829,283,183
	Private pooled investment vehicles	0	-	-	-
	Other accounts*	0	-	-	-
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
           The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

            As described below, there is a revenue-based component of each Portfolio Manager’s Performance Bonus and the Portfolio Managers also receive a “Partners Pool” participation or a Firm Bonus based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives a bonus based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of the Registrant’s shares and assets under management.

           Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by The Royce Funds or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the Portfolio Manager has day-to-day management responsibilities. Except as described below, no Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although bonuses and other compensation derived from Royce revenues and profits are impacted to some extent, the impact is relatively minor given the small percentage or Royce firm assets under management for which Royce received performance-measured compensation. Notwithstanding the above, the Performance Bonus paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Registrant and RMT) is based, in part, on performance-based fee revenues. The Registrant and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of that Fund relative to its benchmark index. In addition, three other registered investment company accounts managed by Mr. Royce, Royce Select Fund I, Royce Select Fund II and Royce SMid-Cap Select Fund, each pay Royce a performance-based fee.

           Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant shareholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

           Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2008)

           Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, a Performance Bonus (generally the largest element of each Portfolio Manager’s compensation, with the exception of Charles M. Royce), a “Partners Pool” participation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the Portfolio Manager’s experience and responsibilities.

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PERFORMANCE BONUS. Each Portfolio Manager receives a quarterly Performance Bonus that is either asset-based, or revenue based and therefore in part based on the value of the accounts’ net assets, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly performance bonus received by Charles M. Royce that relates to each of the Registrant and RMT are performance-based fee revenues. For all Portfolio Managers, except as described below, the Performance Bonus applicable to the registered investment company accounts managed by the Portfolio Manager is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2008 there were 344 such Funds tracked by Morningstar) and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes. The Performance Bonus applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Fund I, Royce Select Fund II and Royce SMid-Cap Select Fund for Mr. Royce, is not subject to a performance-related adjustment.

           Payment of the Performance Bonus may be deferred as described below, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance Bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested bonus investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

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ROYCE “PARTNERS POOL.” Each Portfolio Manager, other than Charles M. Royce, as well as other senior firm employees, participates in a quarterly pool relating to Royce’s net operating revenues adjusted for some imputed expenses. A portion of this participation may be deferred for three years. The deferred portion is also forfeitable if the Portfolio Manager is terminated with or without cause or resigns and appreciates or depreciates during the deferral period based on the total return of a basket of registered investment company accounts managed by Royce.

-	FIRM BONUS. Charles M. Royce receives a quarterly bonus based on Royce’s net revenues.

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BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

           Charles M. Royce, in addition to the above-described compensation, also receives a bonus based on Royce’s retained pre-tax operating profit. This bonus, along with the Performance Bonus and Firm Bonus, generally represents the most significant element of Mr. Royce’s compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce’s Chief Executive Officer, Chief Investment Officer and President of The Royce Funds.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2008)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Chris Flynn	None
Michael Hveem	None
David Nadel	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY: /s/Charles M. Royce
Charles M. Royce
President

Date: March 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.	ROYCE VALUE TRUST, INC.

BY: /s/Charles M. Royce	BY: /s/John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: March 4, 2009	Date: March 4, 2009